                                                   '33 ACT     FILE NO. 33-28623
                                                   '40 ACT     FILE NO. 811-3365

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO.             [ ]

                       POST-EFFECTIVE AMENDMENT NO. 15           [X]

                                     AND/OR

                   REGISTRATION STATEMENT UNDER THE INVESTMENT

                               COMPANY ACT OF 1940

                              AMENDMENT NO. 95                   [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                     SECURITY FIRST LIFE SEPARATE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)

                      SECURITY FIRST LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

           11365 WEST OLYMPIC BOULEVARD, LOS ANGELES, CALIFORNIA 90064 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 312-6100

                               RICHARD C. PEARSON
                          PRESIDENT AND GENERAL COUNSEL
                      SECURITY FIRST LIFE INSURANCE COMPANY
           11365 WEST OLYMPIC BOULEVARD, LOS ANGELES, CALIFORNIA 90064
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE SPACE)

[ ] MEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485

[X] ON MAY 1, 1998 PURSUANT TO PARAGRAPH (b) OF RULE 485

[ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485

[ ] ON [DATE] PURSUANT TO PARAGRAPH (a) OF RULE 485


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

THE COMPANY HAS ELECTED PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 TO REGISTER AN INDEFINITE NUMBER OF SECURITIES. THE MOST RECENT RULE 24F-2 NOTICE WAS FILED ON FEBRUARY 26, 1998.

                     SECURITY FIRST LIFE SEPARATE ACCOUNT A

                              CROSS REFERENCE SHEET
                               PART A - PROSPECTUS

Item Number in Form N-4                         Caption in Prospectus
-----------------------                         ---------------------
1.     Cover Page                               Cover Page

2.     Definitions                              Definitions

3.     Synopsis or Highlights                   Synopsis of the Contracts

4.     Condensed Financial Information          Condensed Financial Information; Financial
                                                Information

5.     General Description of Registrant,       Description of Security First Life Insurance
       Depositor, and Portfolio Companies       Company, The Separate Account and The Funds;
                                                Voting Rights; Servicing Agent

6.     Deductions and Expenses                  Contract Charges

7.     General Description of Variable          Description of the Contracts
       Annuity Contracts

8.     Annuity Period                           Annuity Period

9.     Death Benefit                            Death Benefits

10.    Purchases and Contract Value             Description of the Contracts; Accumulation
                                                Period Principal Underwriter

11.    Redemptions                              Accumulation Period

12.    Taxees                                   Federal Income Tax Status

13.    Legal Proceedings                        Legal Proceedings

14.    Table of Contents of the Statement of    Table of Contents of the Statement of
       Additional Information                   Additional Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

15.    Cover Page                               Cover Page

16.    Table of Contents                        Table of Contents

17.    General Information and History          The Insurance Company; The Separate Account;
                                                The Funds

18.    Services                                 Servicing Agent; Safekeeping of Securities;
                                                Independent Public Accountant

19.    Purchase of Securities Being Offered     Purchase of Securities Being Offered

20.    Underwriters                             Distribution of the Contracts

21.    Calculation of Yield Quotations of       Not Applicable
       Money Market Subaccounts

22.    Annuity Payments                         Annuity Payments

23.    Financial Statements                     Financial Statements



                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this registration statement.

                     SECURITY FIRST LIFE SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

                             GROUP FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS

                     Security First Life Insurance Company
                          11365 West Olympic Boulevard
                         Los Angeles, California 90064
--------------------------------------------------------------------------------

The group flexible payment variable annuity contracts ("Contracts") described in this prospectus are issued by Security First Life Insurance Company ("Security First"). These Contracts are offered in connection with retirement plans that receive favorable tax treatment under Section 401 of the Internal Revenue Code (the "Code") to employees of public school systems, churches and certain tax-exempt organizations as tax sheltered annuity Contracts described in Section 403(b) of the Code, to public employers maintaining deferred compensation plans described in Section 457 of the Code, to retirement plans that qualify under
Section 401 of the Code and to individuals as individual retirement annuities. The Contracts are funded by the T. Rowe Price Growth and Income Series and the Bond Series of Security First Trust; T. Rowe Price Growth Stock Fund, Inc.; T. Rowe Price Prime Reserve Fund, Inc.; and T. Rowe Price International Stock Fund, Inc.


This prospectus sets forth information a prospective investor should know before investing. Additional information about the Contracts has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 1998, which information is incorporated herein by reference and is available without charge upon written request to Security First Life Insurance Company, P.O. Box 92193, Los Angeles, California 90009 or by telephone (310) 312-6100.


The table of contents of the Statement of Additional Information appears on page 21 of the prospectus.
--------------------------------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF SHARES OF ANY UNDERLYING FUND FOR WHICH A CURRENT PROSPECTUS HAS NOT BEEN RECEIVED AND IN NO EVENT WILL DESIGNATION OF AN UNDERLYING FUND FOR WHICH A CURRENT PROSPECTUS HAS NOT BEEN RECEIVED BE PERMITTED UNLESS THE PARTICIPANT RECEIVES SUCH A PROSPECTUS. IN THE CASE OF A SECTION 403(b) PLAN OR AN IRA, PURCHASE PAYMENTS MAY NOT BE INVESTED IN T. ROWE PRICE GROWTH STOCK FUND, INC. OR T. ROWE PRICE PRIME RESERVE FUND, INC.
--------------------------------------------------------------------------------

THIS PROSPECTUS AND THE PROSPECTUS FOR THE UNDERLYING FUND(S) SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


Prospectus dated May 1, 1998


                                                            SF 89-12-04 (5/98)

                                                            SF 224 FL

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Definitions.................................................    3
Introduction................................................    4
Synopsis of the Contracts...................................    4
Fee Tables..................................................    6
Condensed Financial Information.............................    8
Financial Information.......................................    8
Description of Security First Life Insurance Company,
  The General Account, The Separate Account and The Funds...    8
    The Insurance Company...................................    8
    The General Account.....................................    9
    The Separate Account....................................    9
    The Funds...............................................   10
Principal Underwriter.......................................   10
Servicing Agent.............................................   10
Safekeeping of Securities...................................   11
Contract Charges............................................   11
    Premium Taxes...........................................   11
    Refundable Sales Charge.................................   11
    Administrative Charges..................................   12
    Mortality and Expense Risk Charge.......................   12
Description of the Contracts................................   12
    Annuity Certificates....................................   12
    Assignment..............................................   12
    Purchase Payments.......................................   13
    Transfers from the General Account to the Separate
     Account................................................   13
    Transfer Among Series...................................   13
    Modification of the Contract............................   13
Accumulation Period.........................................   14
    Crediting Accumulation Units............................   14
    Valuation of an Account.................................   14
    Separate Account Accumulation Unit Current Values.......   14
    Net Investment Factor...................................   14
    Termination (Redemption)................................   14
    Limitations on Redemptions..............................   15
    Statement of Account....................................   15
Annuity Period..............................................   15
    Annuity Payments........................................   15
    Election of Annuity Date and Form of Annuity............   16
    Frequency of Payment....................................   17
    Level Payments Varying Annually.........................   17
    Alternate Assumed Investment Rates......................   17
    Annuity Unit Values.....................................   17
Death Benefits..............................................   18
    Death Before the Annuity Date...........................   17
    Death After the Annuity Date............................   18
    Withdrawal..............................................   18
Federal Income Tax Status...................................   18
    Withholding.............................................   20
    Multiple Contracts......................................   20
    Obtaining Tax Advice....................................   20
Voting Rights...............................................   20
Legal Proceedings...........................................   20
Additional Information......................................   21
Table of Contents of Statement of Additional Information....   22


No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer described herein and, if given or made, such information or representations must not be relied upon as having been authorized. This prospectus does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful therein.

                                  DEFINITIONS

As used in this prospectus, these terms have the following meanings:

ACCUMULATION UNIT -- A measuring unit used to determine the value of a Participant's interest in a General Account or Separate Account series under a Contract at any time before Annuity Payments commence.

ANNUITANT -- The individual on whose life Annuity payments under a Contract are based.

ANNUITY -- A series of periodic payments made to an Annuitant for life, for life with a minimum number of payments certain, for the joint lifetime of two Annuitants and thereafter during the lifetime of the survivor, or for a designated period.

ANNUITY DATE -- The date on which Annuity payments begin.

ANNUITY UNIT -- A measuring unit used to determine the amount of variable Annuity payments based on a Separate Account Series under a Contract after such payments have commenced.

BUSINESS DAY -- Each Monday through Friday except for days the New York Stock Exchange is not open for trading.

CERTIFICATE -- The form given to each Participant describing that participant's rights under a Contract.

CERTIFICATE DATE -- The date a Participant's Certificate is issued.

CERTIFICATE YEAR-- A period of 12 consecutive months beginning on the date a Participant's Certificate is issued and on each subsequent anniversary thereof.

CONTRACT -- The agreement between Security First and the group contractholder covering the rights of the whole group.

FIXED ANNUITY -- An Annuity providing guaranteed level payments. Such payments are not based upon the investment experience of the Separate Account.

FUND -- A registered management investment company, or an investment series of a registered management investment company (mutual fund), which serves as the underlying investment medium for the Separate Account.

GENERAL ACCOUNT -- All assets of Security First other than those in the Separate Account or any of its other segregated asset account established by Security First.

OWNER -- The person who has title to the Contract.

PARTICIPANT -- The individual by or for whom Purchase Payments are made under a Contract.

PARTICIPANT'S ACCOUNT -- The sum of all accumulation units credited for a Participant under a Contract.

PURCHASE PAYMENTS -- The amounts paid to Security First in order to provide Annuity benefits under the Contracts.

SEPARATE ACCOUNT -- The segregated asset account entitled "Security First Life Separate Account A" which has been established by Security First pursuant to Delaware law to receive and invest amounts allocable to provide Variable Annuity benefits under the Contracts. The Separate Account is registered as an investment company under the Investment Company Act of 1940.

SERIES -- A division of the Separate Account, the assets of which consist of shares of a specified Fund, or an accounting series, maintained for Security First's General Account to determine values used to provide Fixed Annuity benefits under the Contracts.

TRANSFER PAYMENT -- Any amount received by Security First for a Participant and which amount (i) is transferred from another tax-deferred annuity contract or
(ii) is not in accordance with the schedule of payments elected by the Participant.

VALUATION DATE -- Any business day used by the Separate Account to determine the value of part or all of its assets for purposes of determining Accumulation and Annuity Unit values for the Contracts. Security First will establish Valuation Dates at its discretion but until notice to the contrary is given there will be one Valuation Date in each calendar week for annuity unit values, such date being the last business day in a week. Accumulation unit values will be determined each business day.

VALUATION PERIOD -- The period of time from one Valuation Date through the next Valuation Date.

VARIABLE ANNUITY -- An Annuity providing payments which will vary in accordance with the investment experience of the applicable Separate Account series.

                                  INTRODUCTION

    This prospectus relates to Contracts issued by Security First which are group fixed and variable annuity contracts previously issued by Capitol Life Separate Account A and The Capitol Life Insurance Company and assumed by Security First. Because the Variable Annuity benefits provided under these Contracts are based upon the changing values of mutual funds, where the investment risk is borne by the Owner or Participant, they are securities under federal law and are accordingly registered under the Securities Act of 1933.

                           SYNOPSIS OF THE CONTRACTS

    Under the Contracts Purchase Payments will be made to Security First until a specific date, after which Annuity benefits become payable. The minimum monthly Purchase Payment is $20, with an annual minimum of $240. State and municipal premium taxes, if applicable, may be deducted from each Purchase Payment as received, from the Participant's General Account values at the time that a transfer of amounts to the Separate Account is elected, or from the Participant's Account at the time Annuity payments commence. However, no such premium taxes are presently being deducted and, until further notice, such premium taxes, which range from 0% to 3.5%, will be absorbed by Security First. (See "Premium Taxes," page 11.)

    Purchase Payments made under the Contracts are allocated initially to Security First's General Account to provide Fixed Annuity benefits. Thereafter, the Participant may elect to transfer a portion of the resulting General Account values to the Separate Account to provide the Variable Annuity benefits described herein subject to certain limitations. (See "The Separate Account," page 9.) All or a portion of payments received by Security First, together with or following a valid written election by the Participant subject to certain limitations, may be immediately transferred from the General Account to the Separate Account. The minimum amount of any such immediate transfer is $20. Except in the case of Contracts issued to certain state and local governmental units pursuant to section 457 of the Code, up to 48% of the value of Accumulation Units provided by payments received prior to the receipt by Security First of a Participant's written election, subject to certain limitations, may be transferred to the Separate Account in equal monthly installments of not less than $50 each over a period of at least 48 months from the date of election. However, no such installment transfers are permitted with respect to General Account values acquired by a particular payment where any part of such values has already been transferred to the Separate Account as the result of a prior election. In all cases, amounts which have been transferred from the General Account to the Separate Account may not be transferred back to the General Account except to provide immediate Fixed Annuity benefits.

    Each transfer from the General Account to the Separate Account is treated as a surrender from the General Account and is subject to a refundable sales charge which varies in amount from 0% to 7%, depending on the length of time the amounts to be transferred have remained in the General Account. This charge will be restored, in whole or in part, as an Annuity Bonus when Annuity payments begin under the Contract.

    Pursuant to the Participant's designation, amounts transferred to the Separate Account are invested at a net asset value in Accumulation Units of one or more of five Series of the Separate Account, each of which consists of the shares of a different Fund. The five Funds which constitute the underlying investment media for the Contracts offered by this prospectus are the Bond Series of Security First Trust ("Bond Series"), the T. Rowe Price Growth and Income Series of Security First Trust ("T. Rowe Price Growth and Income Series"), T. Rowe Price Growth Stock Fund, Inc. ("Growth Stock Fund"), T. Rowe Price Prime Reserve Fund, Inc. ("Prime Reserve Fund"), and the T. Rowe Price International Stock Fund, Inc. ("International Stock Fund") corresponding respectively to the aforementioned Series. (See "The Funds," page 9.)

    If a Certificate is issued in connection with a plan qualifying under Code section 403(b) or in connection with the purchase of an IRA under section 408(b), amounts transferred to the Separate Account may be invested only in two
Series: the Bond Series and the T. Rowe Price Growth and Income Series of Security First Trust. If a Certificate has been issued pursuant to a plan qualifying under Code section 457, any amounts transferred to the Separate Account may be invested in all five Series.

    T. Rowe Price Associates, Inc. ("Price Associates") provides investment advisory and administrative services to Growth Stock Fund, Prime Reserve Fund and International Stock Fund ("T. Rowe Price Funds"). Security First Investment Management Corporation ("Security Management") is investment adviser and manager to Security First

Trust. Under a subadvisory agreement with Security Management, Price Associates provides investment advisory services with respect to the T. Rowe Price Growth and Income Series of Security First Trust and Neuberger & Berman, LLC ("N&B") is subadvisor to Security Management with respect to the Bond Service of Security First Trust.


    During the accumulation period, a Participant may elect to have all or part of the amounts allocated to any one Separate Account Series transferred to another Separate Account Series, subject to certain limitations. (See "Transfer Among Series," page 13.) Each such transfer is subject to a $10 transfer charge and to a $1,000 minimum amount. Such transfers are also permitted after the Annuity Date, subject to the same $10 charge. Except in the case of Contracts issued to certain state and local governmental units pursuant to section 457 of the Code, an administrative charge ranging from $30 to $40 will be assessed against a Participant's Account on each anniversary of the date such account was established and on the date such account is cancelled as the result of a complete surrender. A daily deduction for mortality and expense risks under the Contracts, at the rate of .0000244 (equivalent to .89% annually) is assessed against and deducted from the assets of each Series in the Separate Account. (See "Contract Charges," page 11.)

    The Internal Revenue Code limits withdrawals from 403(b) Annuity Contracts to circumstances only: when the Participant attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Participant's Account Value which represents contributions made by the Participant and does not include any investment results. The limitations on withdrawals apply only to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and
(3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between retirement plans which receive favorable tax treatment under the Code. Tax penalties may also apply.

    Participants should consult their own tax counsel or other tax adviser regarding any distributions.

    Subject to the foregoing, a Participant may at any time before the Annuity Date surrender all or part of his interest under the Contract, provided that no partial surrender is permitted if it would reduce the Participant's interest in any Series to less than $200 unless his entire interest in that Series is being surrendered. Surrenders from any Separate Account Series are subject to a $10 charge and are effected on the basis of the current value of Accumulation Units in such Series. (See "Termination (Redemption)," page 14.) In the event of the Annuitant's death prior to attaining age 65 and before the Annuity Date, Security First will pay as a death benefit the accumulated value of the Participant's Account or, if greater, the total of the Participant's Purchase Payments reduced by any amounts previously applied to provide Annuity income or withdrawn as partial surrenders. (See "Death Benefits," page 17.)

    Since the contracts are designed to fulfill long-term financial needs, purchasers should not consider them as short-term or temporary investments. The Code provides for various taxes which may be assessed upon amounts that are withdrawn prematurely under the Contracts. (See "Federal Income Tax Status," page 18.)

                                   FEE TABLES

                        PARTICIPANT TRANSACTION EXPENSES

                                                           Applicable Charge as a
                                               Calendar    Percentage of Purchase
                                                 Year              Payment
                                               --------    ----------------------
(a) Refundable Sales Charges (Applies to      1                      7%
    transfers from the General Account to     2                      6%
    the Separate Account)                     3                      5%
                                              4                      4%
                                              5                      3%
                                              6 and after            0%

(b) Withdrawal Charge                         $10 for each Series from which
                                              withdrawal is made.

(c) Transfer Charge (Applies to election      $10 per transfer
    to transfer Accumulation or Annuity
    Units from any one Series to another)

                                                Minimum            Maximum
                                                -------            -------
(d) Annual Administrative Charges             $30               $40 per year

          -----------------------------------
          (1) An investment in the Separate Account may only be obtained through transfers from the General Account.

          (2) Security First reserves the right to reduce the minimum administrative charge for particular contracts.

                           SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE.
                   DEDUCTED DAILY FROM THE SEPARATE ACCOUNT.)

Mortality and Expense Risk Fees                                   0.89% annually

                    SECURITY FIRST TRUST (SERIES B AND G)(1)
                T. ROWE PRICE GROWTH STOCK FUND, INC. (SERIES T)
               T. ROWE PRICE PRIME RESERVE FUND, INC. (SERIES P)
               T. ROWE PRICE INTERNATIONAL STOCK FUND (SERIES I)
                                ANNUAL EXPENSES


                                       Series B   Series G   Series T   Series P   Series I
                                       --------   --------   --------   --------   --------
  (a) Management Fee
      (as a percentage of average net
      assets)........................   0.50%      0.50%      0.57%      0.37%      0.67%
  (b) Other Expenses
      (as a percentage of average net
      assets)........................   0.25%      0.07%      0.18%      0.26%      0.18%
  (c) Total Annual Expenses
      of Underlying Funds............   0.75%      0.57%      0.75%      0.63%      0.85%


---------------
(1) Series B (Bond Series); Series G (T. Rowe Price Growth and Income Series).

EXAMPLES


SEPARATE                        CONDITIONS                                        TIME PERIODS
ACCOUNT    A PARTICIPANT WOULD PAY THE FOLLOWING EXPENSES ON A        -------------------------------------
 SERIES   $1,000 INVESTMENT ASSUMING 5% ANNUAL RETURN ON ASSETS:      1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------  ------------------------------------------------------      ------   -------   -------   --------
   B      (a) upon surrender at the end of the stated time        (a)  $ 95     $127      $162       $258
              period
          (b) if the Certificate WAS NOT surrendered              (b)  $ 85     $117      $152       $248
--------   ---------------------------------------------------         ----     ----      ----       ----
   G      SAME                                                    (a)  $ 94     $122      $153       $240
                                                                  (b)  $ 84     $112      $143       $230
--------   ---------------------------------------------------         ----     ----      ----       ----
   T      SAME                                                    (a)  $ 95     $127      $162       $258
                                                                  (b)  $ 85     $117      $152       $248
--------   ---------------------------------------------------         ----     ----      ----       ----
   P      SAME                                                    (a)  $ 94     $124      $156       $246
                                                                  (b)  $ 84     $114      $146       $236
--------   ---------------------------------------------------         ----     ----      ----       ----
   I      SAME                                                    (a)  $ 96     $130      $166       $268
                                                                  (b)  $ 86     $120      $156       $258
--------   ---------------------------------------------------         ----     ----      ----       ----


                     EXPLANATION OF FEE TABLE AND EXAMPLES

1. The purpose of the foregoing table and examples is to assist the Participant in understanding the various costs and expenses that he or she will bear directly or indirectly. The table reflects expenses of the Separate Account as well as the underlying funds. For additional information see "Contract Charges," beginning on page 11 of this prospectus. The examples do not illustrate the tax consequences of surrendering a Contract.

2. The examples assume that the initial transfer from the General Account to the Separate Account occurred during the first certificate year and that, therefore, the maximum sales charge of 7% is applied against the initial $1,000 investment. The 7% charge, however, should not be considered an expense if the Certificate is not surrendered, since that amount is placed in the Participant's fixed account to be refunded upon annuitization and payable in the form of a fixed annuity. Thus, for example, if the Participant began an annuity payout at any of the time periods indicated in the examples, he or she would receive an additional value (based upon the $1,000 hypothetical investment) of: 1 year $74, 3 years $81, 5 years $89 and 10 years $114 to be applied to a fixed annuity. In the case of an annuitization, the examples of expense incurred would be as follows:

SERIES   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   ------   -------   -------   --------
B          17       52         89       193
G          14       44         76       167
T          15       48         83       180
P          14       45         77       169
I          16       51         88       191

3. For purposes of the amounts reported in the examples, annual Administrative Charges are estimated by dividing the total amount of contract fees collected during the year by the total average net assets.

4. NEITHER THE TABLE NOR THE EXAMPLES ARE REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION

    The following table which sets forth condensed financial information on accumulation units respecting Contracts issued under this prospectus through the Separate Account, is derived from the financial statements of the Separate Account and has been audited by Ernst & Young LLP, the Separate Account's independent auditors. The information should be read in conjunction with the financial statements, related notes and other financial information in the Statement of Additional Information.

                            Twelve      Twelve      Twelve      Twelve        Five         Twelve        Twelve        Twelve
                            Months      Months      Months      Months       Months        Months        Months        Months
                             Ended       Ended       Ended       Ended        Ended         Ended         Ended         Ended
 Separate Account Series    7/31/90     7/31/91     7/31/92     7/31/93     12/31/93      12/31/94      12/31/95      12/31/96
 -----------------------   ---------   ---------   ---------   ---------   -----------   -----------   -----------   -----------
Series B (Bond Series)
  Beg. AUV $ (11/9/89)...      12.20       12.36       13.18       14.91         16.20         16.48         15.77         18.25
  End. AUV $.............      12.36       13.18       14.91       16.20         16.48         15.77         18.25         18.60
  End. No. Qualified
    AUs..................     57,610      67,327      71,494      66,784        66,252        43,585        44,229        32,205
Series G (T. Rowe Price
  Growth and Income
  Series)
  Beg. AUV $ (11/9/89)...      19.48       19.00       20.79       23.45         25.27         26.64         27.17         35.31
  End. AUV $.............      19.00       20.79       23.45       25.27         26.64         27.17         35.31         42.57
  End. No. Qualified
    AUs..................    233,796     273,141     321,363     288,163       292,425       246,935       221,870       211,335
Series P (T. Rowe Price
  Prime Reserve Fund)
  Beg. AUV $ (11/9/89)...      10.26       10.77       11.39       11.77         11.98         12.07         12.40         12.97
  End. AUV $.............      10.77       11.39       11.77       11.98         12.07         12.40         12.97         13.49
  End. No. Qualified
    AUs..................    180,074     222,041     199,653     116,446        95,082        81,944        80,686        79,691
  Yield..................       6.44%       4.45%       2.09%       1.60%         1.75%         4.50%         4.11%         4.01%
Series T (T. Rowe Price
  Growth Stock Fund)
  Beg. AUV $ (Nov.
    9/89)................      14.87       16.21       17.27       19.30         20.98         23.45         23.44         30.44
  End. AUV $.............      16.21       17.27       19.30       20.98         23.45         23.44         30.44         36.72
  End. No. Qualified
    AUs..................    376,458     392,242     428,924     385,459       381,785       324,281       313,902       298,850
Series I (T Rowe Price
  International Stock
  Fund)
  Beg. AUV $ (7/24/92)...                               5.00        5.09          5.73          6.85          6.74          7.45
  End. AUV $.............                               5.09        5.73          6.85          6.74          7.45          8.57
  End. No. Qualified
    AUs..................                                139      90,120       129,581       151,651       131,277       135,635
--------------------------------------------------------------------------------------------------------------------------------
AUV -- Accumulation Unit
  Value
AUs -- Accumulation Units

                             Twelve
                             Months
                              Ended
 Separate Account Series    12/31/97
 -----------------------   -----------
Series B (Bond Series)
  Beg. AUV $ (11/9/89)...        18.60
  End. AUV $.............        20.11
  End. No. Qualified
    AUs..................       39,681
Series G (T. Rowe Price
  Growth and Income
  Series)
  Beg. AUV $ (11/9/89)...        42.57
  End. AUV $.............        53.68
  End. No. Qualified
    AUs..................      504,233
Series P (T. Rowe Price
  Prime Reserve Fund)
  Beg. AUV $ (11/9/89)...        13.49
  End. AUV $.............        14.05
  End. No. Qualified
    AUs..................        6,866
  Yield..................         4.07%
Series T (T. Rowe Price
  Growth Stock Fund)
  Beg. AUV $ (Nov.
    9/89)................        36.72
  End. AUV $.............        46.06
  End. No. Qualified
    AUs..................    1,033,735
Series I (T Rowe Price
  International Stock
  Fund)
  Beg. AUV $ (7/24/92)...         8.57
  End. AUV $.............         8.72
  End. No. Qualified
    AUs..................      865,412
----------------------------------------------------
AUV -- Accumulation Unit
  Value
AUs -- Accumulation Units


                             FINANCIAL INFORMATION

    Financial Statements of the Separate Account and Security First Life are contained in the Statement of Additional Information.

             DESCRIPTION OF SECURITY FIRST LIFE INSURANCE COMPANY,
            THE GENERAL ACCOUNT, THE SEPARATE ACCOUNT AND THE FUNDS

THE INSURANCE COMPANY


    Security First is a stock life insurance company founded in 1960 and organized under the laws of the State of Delaware. Its principal executive offices are located at 11365 West Olympic Boulevard, Los Angeles, California 90064. Security First is a wholly owned subsidiary of Security First Group, Inc. ("SFG"). Security First Group, Inc. ("SFG"), the parent of Security First Life, is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a

New York mutual life insurance company. MetLife, with assets of $167 billion at June 30, 1997, is the second largest life insurance company in the United States in terms of total assets. As a mutual life insurance company, MetLife has no shareholders. Security First Life is authorized to transact the business of life insurance, including annuities. Security First Life presently is licensed to do business in 49 states and the District of Columbia.


THE GENERAL ACCOUNT

    The General Account is made up of all of the assets of Security First, other than those in the Separate Account and any other segregated asset account. The Owner may allocate amounts to the General Account at the time of purchase or by subsequent transfers from the Separate Account. Amounts allocated to the General Account will be credited with interest on the basis of interest rates guaranteed or declared by Security First under the terms of the Contract. Instead of the Owner bearing the risk of fluctuations in the value of the assets as is the case for amounts invested in the Separate Account, Security First bears the full investment risk for amounts in the General Account. Security First has sole discretion to invest the assets of the General Account, subject to applicable law. The General Account provisions of the Contract are not intended to be offered by this Prospectus. Contract Owners are referred to the terms of the Contract itself for more information concerning those provisions.

THE SEPARATE ACCOUNT

    The Separate Account was established by Security First on May 29, 1980, in accordance with the provisions of the Delaware Insurance Code. It is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the Securities and Exchange Commission ("SEC") does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or Security First.

    The Separate Account and each Series therein are administered and accounted for as part of the general business of Security First, but the income and realized capital gains or losses of each Series are credited to or charged against the assets held for that Series in accordance with the terms of the Contracts. This is done without regard to the income, realized capital gains or losses of any other Series or the experience of Security First in any other business it may conduct. The assets within each Series are not chargeable with liabilities incurred by any other Series, or arising out of any other business Security First may conduct.

    All obligations arising under the Contracts, including the guarantee to make Annuity payments, are general corporate obligations of Security First, and all of Security First's assets are available to meet its expenses and obligations under the Contracts. However, while Security First is obligated to make the Variable Annuity payments under the Contracts, the amount of such payments is guaranteed only to the extent of the level amount calculated at the beginning of each Annuity year. (See "Level Payments Varying Annually," page 17.)

    The Separate Account is divided into a number of Series of Accumulation and Annuity Units, five of which are available under the Contracts and each Series invests in the shares of only one of the Funds (for this purpose, the term "Fund" shall include each investment series of a multiple series management investment company.) Series B, G, T, P and I, respectively, invest solely in the shares of the Bond Series, the T. Rowe Price Growth and Income Series, Growth Stock Fund, Prime Reserve Fund and the International Stock Fund. The shares of each Fund are purchased for the corresponding Separate Account Series at the net asset value per share next determined by each Fund following its receipt of the applicable payment, without sales charge. Any dividend or capital gain distributions received from a Fund are reinvested in Fund shares which are retained as assets of the applicable Separate Account Series. Fund shares will be redeemed without fee to the Separate Account to the extent necessary for Security First to make Annuity or other payments under the Contracts.

    If a Certificate is issued in connection with a tax sheltered annuity under section 403(b) of the Code or an IRA, amounts transferred to the Separate Account may be invested only in two Series: Series B and Series G. If a Certificate has been issued in connection with a deferred compensation plan described in section 457 of the Code, any amounts transferred to the Separate Account may be invested in five Series: Series B, Series G, Series T, Series P and Series I. These restrictions also apply to conversion between Series.

    If shares of any Fund should no longer be available for investment by a Series or if in the judgment of Security First's management further investment in the shares of any fund should become inappropriate in view of the purposes of the Contracts issued, Security First may substitute for the Fund shares already purchased, and apply future Purchase Payments under the Contracts to the purchase of shares of another Fund or other securities. No substitution of securities of any Series may take place, however, without a prior favorable vote of a majority of the Owners entitled to vote who have invested in the Series and the prior approval of the SEC.

THE FUNDS

    Each Fund in which a Separate Account Series is invested is a diversified, open-end, management investment company, or a separate investment series thereof, registered under the Investment Company Act of 1940. Such registration does not involve supervision by the Securities and Exchange Commission of the investments or investment policies of the Funds. The investment objectives of the Funds are set forth below. There can be no assurance that the investment objectives of any of the Funds will be achieved.

    The principal investment objective of the Bond Series is to achieve the highest investment income over the long-term of Security First Trust consistent with the preservation of principal through investment primarily in marketable debt instruments. A secondary objective is growth of principal and income with respect to those Fund assets that are invested in common and preferred stocks.

    The principal investment objectives of the T. Rowe Price Growth and Income Series are capital growth and production of income. Conservation of principal is a secondary objective. While this Fund will generally invest in common stocks and other equities, it may, depending on economic conditions, reduce such investments and substitute fixed income instruments.

    The principal investment objective of Growth Stock Fund is long-term growth of capital through investments, primarily in common stocks of growth companies.

    The investment objectives of Prime Reserve Fund are to seek the highest possible levels of current income while preserving capital and maintaining liquidity by investing primarily in money market (short-term debt) instruments.

    The investment objectives of the International Stock Fund are total return on its assets from long-term growth of capital and income, principally through investments in common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.


    Price Associates provides investment advisory services and administrative services for the T. Rowe Price Funds. Security Management is the investment advisor and manager to the Security First Trust. Under a subadvisory agreement with Security Management, N&B is subadvisor to Security Management with respect to the Bond Series and Price Associates is subadvisor with respect to the T. Rowe Price Growth and Income Series of Security First Trust. Security First Trust, a Massachusetts business trust, intends to offer its shares to separate accounts funding variable annuity issued by both affiliated and unaffiliated insurance companies. This practice, referred to as shared funding, presents the potential for certain conflicts of interest which are discussed in the prospectus for Security First Trust.


    The rights of Contract Owners, Annuitants, Participants or beneficiaries to instruct the Separate Account on the voting of portfolio company securities underlying their interest in the Separate Account can be found under the heading "Voting Rights" page 20.

    Detailed information about each Fund, the investment objectives, the investment portfolio and the charges may be found in the Prospectus of each Fund. An investor should carefully read a Fund's Prospectus before investing in it. Prospectuses for each of the underlying Funds may be obtained without charge by written request to Security First Life Insurance Company, P.O. Box 92193, Los Angeles, California 90009.

                             PRINCIPAL UNDERWRITER

    Security First Financial, Inc., 11365 West Olympic Boulevard, Los Angeles, California 90064, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., is the principal underwriter for the Contracts. Security First Financial, Inc., is a Delaware corporation and a subsidiary of SFG.

                                SERVICING AGENT

    Security First receives certain administrative services such as office space, supplies, utilities, office equipment, travel expenses and periodic reports pursuant to an agreement with SFG.

                           SAFEKEEPING OF SECURITIES

    All assets of the Separate Account are held in the custody of Security First Life. The assets of each Series will be kept physically segregated by Security First Life and held separate from the assets of the other Series and of any other firm, person, or corporation.

                                CONTRACT CHARGES

    Security First Life represents that the charges deducted under the Contract, described below, are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Security First Life.

    Contract charges are assessed in the following ways: (i) as charges on transfers from the General Account to the Separate Account, which may be deemed to be in the nature of sales charges, (ii) as charges against each Participant's Account for the administration of such account and (iii) as charges against the value of the assets of the Separate Account Series for the assumption of mortality and expense risks. These charges may not be changed under the Contract.

    A Participant should note that there are deductions from and expenses paid out of the assets of the underlying Funds that are described in their respective prospectuses.

PREMIUM TAXES

    The Contracts permit Security First to deduct any applicable state premium taxes, from each payment as received, from the Participant's General Account values at the time that a transfer of amounts to the Separate Account is elected, or from the Participant's Account at the time Annuity payments commence. However, until further notice, such premium taxes, which range from 0% to 2.35% (3.50% in Nevada), will be absorbed by Security First and will not be charged against any Participant's Account.

REFUNDABLE SALES CHARGE

    Whenever a Participant elects to make a transfer from the General Account to the Separate Account, such transfer is treated as a surrender from the General Account and is subject to a percentage charge that varies according to the length of time that payment amounts received by Security First have remained in the General Account before being transferred. Such charge is never imposed on earnings of the Separate Account. This charge amounts to:
    7% for amounts received in the calendar year of the transfer;
    6% for amounts received in the calendar year before the transfer;
    5% for amounts received in the 2nd calendar year before the transfer;
    4% for amounts received in the 3rd calendar year before the transfer;
    3% for amounts received in the 4th calendar year before the transfer;
    0% for all amounts received prior to the 4th calendar year before the transfer;

    These charges are applied by reducing the Participant's interest in the General Account Series by an amount determined by dividing the amount elected to be transferred to the Separate Account by a factor derived from the above percentage charges. This factor is equivalent to (a) -- (b) where (a) is 1 and
(b) is the percentage charge expressed as a decimal. The General Account units are cancelled on a first-in, first-out basis. The effect of this varying schedule of percentage charges is that amounts left in the General Account for longer periods of time are subject to a lower charge than amounts immediately transferred. Thus, for example, if a Participant makes a written election to transfer $500 of a Purchase Payment to Series B of the Separate Account simultaneous with or prior to making the periodic payment, the General Account Series would be reduced by $537.63 ($500 divided by a factor of 0.93). On the other hand, if such transfer was a part of an election pertaining to a payment that had been deposited in the second calendar year prior to the election to transfer, the General Account Series would be reduced by only $526.32 ($500 divided by a factor of 0.95). (See "Transfers from the General Account to the Separate Account," page 13.)

    While there is no direct correlation between the percentage charge and the sales commissions that Security First pays to agents who sell the Contracts described in this prospectus, such charge may nevertheless be deemed to be in the nature of a sales charge for purposes of the 1940 Act. If, however, a Participant's Account is applied to provide Annuity income, all percentage charges (other than premium taxes, if any) previously imposed on that Participant's transfers from the General Account to the Separate Account will be restored in full or in part, as an Annuity bonus. (See "Annuity Payments," page 15.)

ADMINISTRATIVE CHARGES

    At the end of each Certificate Year, and on the date a Participant's Account is cancelled as a result of a complete redemption, Security First will deduct an administrative charge equal to $27.50 plus $2.50 for each General Account and Separate Account Series for which there are Accumulation Units included in the value of such account. These charges will thus range from a minimum of $30 to a maximum of $40 on an annual basis. With respect to certain

Contracts issued to fund deferred compensation plans for state and local government employees described in section 457 of the Code, Security First has agreed to waive a portion of this annual administrative charge. As a result, the charge will be equal to $12 for a single Series, plus $2.50 for each additional Series and the administrative charges will therefore range from $12 to $22. The administrative charge is designed to cover the costs of administering the contracts.

    Administrative expenses include the cost of policy issuance, salaries, rent, postage, telephone, travel expenses, legal, administrative, actuarial and accounting fees, periodic reports, office equipment, stationery, office space and custodial expenses.

    A $10 transfer charge is deducted from a Participant's Account for each allowable election to transfer Accumulation Units or Annuity Units from any one Series to another. (See "Transfer Among Series," page 13.) A $10 surrender charge is deducted from a Participant's Account for each partial surrender to cover the costs of redemption. (See "Termination (Redemption)," page 14.)

    All of the various types of charges described above are effected by cancelling Accumulation Units equal in value to the charges, and are allocated
(i) to the Series from which a surrender or transfer is being made or (ii) in the case of periodic administrative charges, among the General Account and Separate Account Series on the basis of their relative values at the time the deduction is made.

MORTALITY AND EXPENSE RISK CHARGE

    The minimum death benefit provided for by the Contracts requires Security First to assume a mortality risk that the accumulated Contract value credited to a Participant will be less than the Participant's adjusted Purchase Payments. (See "Death Before the Annuity Date," page 17.) In addition, because the Contracts provide life Annuity options, Security First assumes a mortality risk that the death rate of Annuitants as a group will be lower than the death rate upon which the mortality tables specified in the Contracts are based. Security First also assumes the risk that the amounts collected as "Administrative Charges" may be insufficient to cover its actual costs. A fee will be charged by Security First to compensate it for assuming these mortality and expense risks in connection with amounts allocated to the Separate Account. In valuing the Separate Account, Security First will make a daily deduction from the Separate Account determined by multiplying the value of the assets of the Separate Account by .0000244 (.89% on an annual basis).

    In the event Security First has gains from the receipt of this fee over its costs of assuming actuarial risks under the Contracts, some portion of the gains may be allocated to Participants' Accounts under such Contracts as experience credits if permitted by the plan under which the Contract is issued.

    To the extent there is a profit from the mortality and expense risk charges, Security First may use such profit in its discretion, including the use of such profit to offset expenses incurred in the distribution of the Contracts.

                          DESCRIPTION OF THE CONTRACTS

ANNUITY CERTIFICATES

    A group Contract is issued to a Contract Owner who is typically an employer, a trustee, or a government organization establishing a retirement plan. Employees who become Participants in the retirement plan are covered by a group Contract and may be issued a Certificate which evidences their participation and summarizes their rights under the Contract. No Certificates are issued to Participants under a deferred compensation or qualified retirement plan since all ownership rights in the Contract are held by the employer or the plan trust. Since the Contracts are designed to fulfill long-term financial needs, purchasers should not consider them as short-term or temporary investments.

ASSIGNMENT

    The rights of Participants under the Contract may be restricted or augmented by the terms of the particular retirement plan or by the Code. For example, the Code provides rules as to the amount of contributions, the time when distributions must be commenced, and the Annuity options which are available. In particular, the Code provides that Certificates issued in connection with section 401 and 403 plans and IRAs must be nontransferable and nonassignable.

PURCHASE PAYMENTS

    Purchase Payments may be made on an annual, semi-annual, quarterly, or monthly basis, or at such intervals as may be agreed to by Security First. The frequency of Purchase Payments may be changed if permitted by the applicable plan. The minimum annual Purchase Payment is $240; with each monthly purchase payment subject to a $20 minimum. Purchase Payments will be invested in the General Account Series to purchase Accumulation Units at their value on the date the payment is received by Security First. Security First may also accept Transfer Payments from other annuity contracts. Confirmation of each Purchase or Transfer Payment received will be sent to the Owner or Participant as appropriate.

TRANSFERS FROM THE GENERAL ACCOUNT TO THE SEPARATE ACCOUNT

    The entire Purchase Payment, minus a 7% sales charge, may be transferred immediately to the Separate Account if written instructions are received prior to or simultaneous with the receipt of the payments affected. The minimum amount that may be transferred with respect to any payment is $20.

    With the exception of certain deferred compensation plans described in section 457 of the Code, if Purchase Payments are not transferred immediately, subsequent elections to transfer are restricted to 48% of such payments and are transferred in equal monthly installments over a period of at least 48 months. Each monthly installment is subject to a $50 minimum. Transfers from the General Account to the Separate Account are not permitted after Annuity payments have commenced. No monthly transfers may be made from General Account Accumulation Units which have been subject to any prior transfer election.

    All amounts transferred represent the current surrender value of the General Account Accumulation Units which are cancelled. Pursuant to the Participant's designation, and certain limitations described in "The Separate Account," page 9, amounts transferred to the Separate Account are invested at net asset value in Accumulation Units of one or more of five Series, each of which consists of the shares of a different Fund. The investment performance of the Fund and deductions of certain changes affect the Accumulation Unit value. Amounts may also be transferred back from the Separate Account to the General Account, but only in connection with an election to apply the resulting General Account values to provide Fixed Annuity benefits. In addition, all or part of the percentage transfer charge may be restored as an Annuity bonus upon annuitization. (See "Annuity Payments," page 15.)

TRANSFER AMONG SERIES

    A Participant may by written direction to Security First transfer either Accumulation Units or Annuity Units from any Separate Account Series to any one or more other Separate Account Series. If a Certificate has been issued to fund a tax sheltered annuity described in Section 403(b) of the Code, an IRA or a deferred compensation plan for state or local employees described in Section 457 of the Code, transfers are subject to certain limitations. (See "The Separate Account," page 9.) The minimum amount to be transferred is $1,000 and is based upon the value of the affected Series at the close of trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) on the Business Day such transfer of a unit occurs, subject to a transfer charge of $10.

MODIFICATION OF THE CONTRACT

    The Contracts include Security First's assurance that Annuity payments involving life contingencies will be based on the minimum guaranteed annuity purchase rates incorporated in the Contracts, regardless of actual mortality experience. The Contracts include provisions legally binding on Security First with respect to these Annuity purchase rates and such other matters as death benefits, deductions from Purchase Payments, deductions from individual accounts for actuarial risk and other fees, and guaranteed rates with respect to fixed benefits. Security First may unilaterally change such provisions to the extent permitted by the Contract, but only: (i) with respect to Participants who become covered under a Contract after the effective date of the change; (ii) with respect to benefits and values provided by Purchase Payments made after the effective date of the change to the extent that such Purchase Payments in any Certificate Year exceed the first year's Purchase Payments; (iii) with respect to benefits and values provided by any Transfer Payment from another tax deferred annuity contract which is accepted by Security First after the effective date of the change; or (iv) to the extent necessary to make the Contract conform to any federal or state law, regulations or ruling.

    A contract may also be modified by agreement between Security First and the Contract Owner, provided that no such modification will affect a Participant's Account without that Participant's written consent.

    Inquiries as to Contract provisions should be made in writing to Security First Life Insurance Company, P.O. Box 92193, Los Angeles, California 90009 or by calling (310) 312-6100.

                              ACCUMULATION PERIOD

CREDITING ACCUMULATION UNITS

    Accumulation Units are credited to a Participant's Account upon receipt of each payment, transfer or conversion, as the case may be. The number of Accumulation Units to be credited is determined by dividing the net amount allocated to the Series in question by the value of an Accumulation Unit in that Series next computed following receipt of the payment, transfer or conversion.

VALUATION OF AN ACCOUNT

    The value of a Participant's Account prior to the Annuity Date is determined each business day as of the close of trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) by multiplying the total number of Accumulation Units credited to the account for each Series by the current value of an Accumulation Unit in that Series. Prior to the Annuity Date, each Participant will be provided with a written statement of account for each calendar quarter in which a transaction occurred, but in no event less than once annually. The statement of account will show all transactions for the period being reported as well as the number of Accumulation Units of each Series then credited to the Participant's Account, the current Accumulation Unit value for each such Series, and the total value of the Participant's Account as of the end of the reporting period.

SEPARATE ACCOUNT ACCUMULATION UNIT CURRENT VALUES

    The current value of Separate Account Accumulation Units for a Series varies with the investment experience of the Fund in which assets of that Series are invested. Such value is determined by multiplying the value of an Accumulation Unit in the Series on the immediately preceding Business Day by the net investment factor for the period since that day (see below). The Participant bears the investment risk that the aggregate value of that portion of the Participant's Account which is allocated to the Separate Account may at any time be less than, equal to, or more than the amounts transferred to the Separate Account.

NET INVESTMENT FACTOR

    The Separate Account net investment factor is an index of the percentage change (adjusted for distributions by the Fund and the deduction of the actuarial risk fee) in the net asset value of the Fund in which the Series is invested, since the preceding Business Day. The net investment factor may be either positive or negative, depending upon the Fund's investment performance.

TERMINATION (REDEMPTION)

    To the extent permitted by the Code and the plan under the terms of which the Contract is purchased, a Participant's Account may be terminated fully or partially at any time prior to the Annuity Date. As terminations may be restricted or result in adverse federal income tax consequences, Participants should consult their tax advisers before terminating their accounts. (See "Accumulation Period -- Limitations on Redemptions," page 15.)

    The termination value (redemption value) of a Participant's interest in the Separate Account prior to the Annuity Date may be determined at any time by multiplying the number of Accumulation Units for each Series credited to the Participant's Account by the value of an Accumulation Unit in such Separate Account Series at that time. Upon receipt of an application for a full or partial termination of a Participant's Account, Security First will determine the value of the number of Accumulation Units terminated at the Accumulation Unit value next computed following receipt of such written request by Security First.

    A request for a partial termination (partial surrender) of a Participant's Account containing more than one Series of Accumulation Units must specify the allocation of the partial termination among the Series of Accumulation Units. In the case of partial surrenders, a charge of the lesser of $10 or 2% of the amount of the surrender is assessed against the value of each Series from which a surrender is being made. No partial termination may be made that would cause a Participant's interest in any Series in the Separate Account or the General Account to have a value after the termination of less than $200, unless the entire amount allocated to such Series is being withdrawn. Any termination in the Separate Account will result in full or partial forfeiture of the right to have charges previously imposed on transfers from the

General Account to the Separate Account restored in the form of an Annuity bonus. (See "Annuity Payments," page 15.)

    Payment of any amount surrendered from the Separate Account will be made within seven days of the date the request is received by Security First. Payments of termination values may be suspended when: (i) trading on the New York Stock Exchange is restricted by the SEC or such Exchange is closed for other than weekends or holidays; (ii) the SEC has by order permitted such suspension; or (iii) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of assets of the Funds not reasonably practicable.

    Repayment of the amount received from the Separate Account upon such a termination may be made if such repayment is received by Security First within 30 days of the date such amount was mailed to the Participant by Security First, provided that this reinstatement right may be exercised one time only. An amount repaid under this provision will be applied to purchase Separate Account Accumulation Units at the unit values prevailing at the time the repayment is received by Security First. Failure to exercise such repayment privilege after a full termination will result in cancellation of a Participant's Account under the Contract.

LIMITATIONS ON REDEMPTIONS

    Participant account values attributable to contributions made pursuant to a salary reduction agreement, as defined in section 403(b)(11) of the Code, may be redeemed only: when the Participant attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code) or in the case of hardship.

    Redemptions in the case of hardship may not include any income attributable to salary reduction contributions.

    Redeemed amounts may be taxable and may be subject to a penalty tax. If a withdrawal is taxable, Security First will process required tax withholding against a Participant's Account. A Participant should first consult with a tax adviser before terminating any portion of his or her Account. If these limitations are violated, the Participant's Certificate may be disqualified under section 403(b) of the Code, resulting in immediate taxation.

    The above limitations affect contributions made pursuant to a salary reduction agreement after December 31, 1988 and to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations generally do not apply to rollovers or exchanges between retirement plans which receive favorable tax treatment under the Code. Participants should consult their own tax counsel or other tax adviser.

STATEMENT OF ACCOUNT

    Prior to the Annuity Date, each Owner will be provided with a written statement of account each calendar quarter in which a transaction occurred, but in no event less than one annually. The statement of account will show all transactions for the period being reported as well as the number of Accumulation Units of each Series then credited to the Contract, the current Accumulation Unit value for each Series, and the Contract Value as of the end of the reporting period.

    Although care is taken to ensure the accuracy of allocations and transfers to and within the Separate Account, the possibility of an error still exists. Owners are asked to review their statements and confirmations of transactions carefully and to promptly advise Security First Life of any discrepancy. Allocations and transfers reflected in the statements will be considered final at the end of 60 days from the date of the statement.

                                 ANNUITY PERIOD

ANNUITY PAYMENTS

    When Annuity payments are to begin, the value of a Participant's Account is determined by multiplying the number of Accumulation Units of each Series in his account by the value of an Accumulation Unit in the account in that Series on the last Business Day of the second calendar week immediately preceding the date on which the first Annuity payment is to be made. Immediately prior to this valuation, Separate Account values may be transferred among the Separate Account and General Account Series in order to allocate benefits during the Annuity period between Fixed and Variable Annuity payments as desired by the Participant, subject to a $10 conversion charge. (This is the only circumstance under which amounts may be transferred from the Separate Account back to the General Account.)

    In the absence of such allocation, General Account Accumulation Units will be applied to provide a Fixed Annuity, and Separate Account Accumulation Units will be applied to provide a Variable Annuity. The dollar amount of Variable Annuity payments will reflect investment gains and losses and investment income in the Separate Account both before and after the Annuity Date (assuming variable accumulation) but will not be affected by adverse mortality experience or by an increase in Security First's expenses which may exceed the various administrative charges provided for under the Contracts.

    When a Participant's interest in the Separate Account is applied to provide Annuity income then, if such Participant has made no terminations (redemptions) from the Separate Account, Security First will add an Annuity bonus to the amount available to provide Fixed Annuity benefits under the Contract. The Annuity bonus will be equal to the sales charges previously imposed upon the Participant's Account with respect to transfers from the General Account to one or more Separate Account Series, together with interest on such amount. If the Participant has made partial terminations (redemptions) from the Separate Account, an Annuity bonus will still be credited but will be reduced proportionately to reflect those terminations. The Annuity bonus will be reduced by the same proportion which the amount of the termination then bears to the Participant's entire interest in the Separate Account.

ELECTION OF ANNUITY DATE AND FORM OF ANNUITY

    The date on which Annuity payments are to begin and the form of option are elected by the Participant or Owner, as the case may be. The normal Annuity Date is the Certificate anniversary nearest to the Annuitant's 75th birthday, or the 10th anniversary of the Certificate Date, whichever is later, except as the Code may otherwise require. However, to the extent not prohibited by any applicable plan restrictions, an optional Annuity Date may be elected; such date may be the first day of any month prior to the normal Annuity Date. The election must be made at least 31 days before the optional Annuity Date.

    The normal form of Annuity under the Contracts is Option 2, a life Annuity with 120 monthly payments certain. Unless indicated otherwise, Option 2 will be automatically applied. Changes in the optional form of Annuity payment may be made at any time up to 31 days prior to the date on which Annuity payments are to begin. Options 1 through 4 may be elected as either Variable Annuities or Fixed Annuities, while Option 5 may be elected only as a Fixed Annuity. The first Annuity payments described in Options 1 through 4 are determined on the basis of (i) the mortality table specified in the Contracts, (ii) the age and where permitted the sex of the Annuitant, (iii) the type of Annuity payment option(s) selected, and (iv) the assumed interest rate selected. Fixed Annuity payments described in Option 5 are determined on the basis of (i) the number of years in the payment period and (ii) the interest rate guaranteed with respect to the option.

OPTION 1 -- LIFE ANNUITY

    An Annuity payable monthly during the lifetime of an individual, ceasing with the last payment due prior to the death of an individual. This option offers the maximum level of monthly payments since there is no guarantee of a minimum number of payments or of death benefits for beneficiaries.

OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

    An Annuity payable monthly during the lifetime of an individual with a guaranteed minimum number of monthly payments of not less than 120, 180 or 240 months, as elected. If at the death of the individual the specified number of payments have not been made, Annuity payments will be continued during the remainder of such period to the designated beneficiary.

OPTION 3 -- INSTALLMENT REFUND LIFE ANNUITY

    An Annuity payable monthly during the lifetime of an individual with a guaranteed minimum number of monthly payments equal to the amount applied under this option divided by the first monthly payment.

OPTION 4 -- JOINT AND LAST SURVIVOR ANNUITY

    An Annuity payable monthly during the joint lifetime of an individual and thereafter during the lifetime of the survivor, ceasing with the last payment due prior to the death of the survivor.

OPTION 5 -- PAYMENTS FOR A DESIGNATED PERIOD

    A fixed dollar Annuity payable monthly for a specified number of years from 5 to 30. The amount of each payment will be based on an interest rate determined by Security First, which will not be less than 4% per annum for designated periods of 10 to 30 years, and 3% per annum for designated periods of 5 to 9 years. Participants who are age 60 or older on the Annuity Date, or who have submitted evidence of their election to begin payments under their employer's retirement program, may elect a designated period of 3 years for the Fixed Annuity payments under this option. Fixed Annuity payments under this option may not be commuted to a lump sum, except as provided under "Death Benefits," page 17.

FREQUENCY OF PAYMENT

    Payments under all options will be made on a monthly basis, unless a different arrangement has been requested by the Participant and agreed to by Security First. If at any time any payments to be made to any individual under any Series are or become less than $50 each, Security First shall have the right to decrease the frequency of payments to such interval as will result in a payment of at least $50.

LEVEL PAYMENTS VARYING ANNUALLY

    Under the Contracts, Variable Annuity payments are determined annually rather than monthly, so that Annuity payments, uniform in amount, are made monthly during each Annuity year. The level of payments for each year is based on the investment performance of the Separate Account up to the Valuation Date as of which the payments are determined for the year. Thus, amounts of the Annuity payments vary with the investment performance of the Separate Account from year to year rather than from month to month. An amount is removed from the Separate Account at the beginning of each year during which Annuity income payments are to be made. The monthly Annuity payments for the year are made from the General Account and are determined using an assumed investment rate of 4.25% unless an alternate assumed investment rate has been selected by the individual. (See "Alternate Assumed Investment Rates," page 17.) Security First will profit on the amounts placed in the General Account to provide level monthly payments during that year to the extent that net investment income and gains in the General Account exceed the assumed investment rate selected.

ALTERNATE ASSUMED INVESTMENT RATES

    Variable Annuity payments will vary to reflect the investment experience of the Separate Account and the assumed investment return is the fulcrum rate around which Variable Annuity payments will fluctuate to reflect whether the investment experience of the Separate Account is better or worse than the assumed rate. A higher assumed investment rate will result in a higher initial payment, but more slowly rising or more rapidly falling subsequent payments than a lower assumed investment rate.

    Unless otherwise provided, the assumed investment rate will be 4.25% per annum. To the extent permitted by state law and regulations, Security First will permit election of an assumed investment rate of 3.50%, 5% or 6%. It should not be inferred, however, that such rates will bear any relationship to the actual net investment experience of the Separate Account.

ANNUITY UNIT VALUES

    The value of an Annuity Unit for each Series on any date is determined by multiplying the value of an Annuity Unit at the end of the preceding Valuation Period by the "Annuity change factor" for the second preceding Valuation Period. The Annuity change factor is an adjusted measurement of the investment performance of the Separate Account since the end of the preceding Valuation Period. The Annuity change factor is determined by dividing the value of an Accumulation Unit at the end of the Valuation Period by the value of an Accumulation Unit at the end of the preceding Valuation Period and multiplying the result by a neutralization factor.

                                 DEATH BENEFITS

DEATH BEFORE THE ANNUITY DATE

    For certificates issued other than in connection with a section 401 plan, a section 403(b) plan, a section 457 plan or an IRA, the following provisions apply:

    1. If the beneficiary is the Participant's spouse, the spouse shall be deemed to be the Participant and succeeds to all the Contract rights that relate to the Contract.

    2. If the beneficiary is not the Participant's spouse, the beneficiary may elect to receive a lump sum settlement, or to receive annuity income under Annuity Income Options One, Two, or Five. (See "Annuity Payments," page 15). The lump sum settlement must be made within five years of the death of the participant. Payments under the Annuity Income Options must begin within one year of the Participant's death and the period of payments may not be longer than the beneficiary's life expectancy as specified by the Internal Revenue Service tables.

    For certificates issued in connection with a section 401 plan, a section 403(b) plan, a section 457 plan or an IRA, and except as otherwise provided in the plan under the terms of which the Contract was purchased, the following provisions apply:

    1. If the beneficiary is the Participant's spouse, the spouse may elect to receive annuity income under Annuity Income Options One, Two, or Five, or to treat the Contract as his or her own. Payments under the Annuity Income Options must begin prior to the date on which the deceased Participant would have attained age 70 1/2, and in the case of a section 457 plan the payout period must be less than the spouse's life expectancy.

    2. If the beneficiary is not the Participant's spouse, the beneficiary may elect to receive a lump sum settlement or to receive annuity income under Annuity Income Options One, Two, or Five. The lump sum settlement must be made within five years of the death of the participant. Payments under the Annuity Income Options must begin within one year of the participant's death and the period of payments may not be longer than the beneficiary's life expectancy as specified by the Internal Revenue Service tables.

    The death benefit under the Contracts will be calculated as of the date of payment after receipt of due proof of death.

DEATH AFTER THE ANNUITY DATE

    Unless otherwise provided in the Plan, with respect to section 401 and 403(b) plans and IRA certificates, whenever issued, and all other certificates issued after January 18, 1985, if the Annuitant dies on or after the Annuity Date, the remaining portion of his or her interest will be distributed at least as rapidly as under the method of distribution being used at the date of the Annuitant's death. If no designated beneficiary survives the Annuitant, the present value of any remaining payments certain on the date of death of the Annuitant may be paid in one sum, calculated on the basis of the assumed investment rate previously elected, to the estate of the Annuitant unless another provision has been made and approved by Security First. This value is calculated as of the date of payment following receipt of due proof of death.

WITHDRAWAL

    Unless otherwise restricted, a beneficiary receiving variable payments under Annuity Income Options 2 or 3 after the death of the Annuitant may elect at any time to receive the present value of the remaining number of Annuity payments certain in a single payment calculated on the basis of the assumed investment rate previously elected. However, such election is not available to a beneficiary receiving Fixed Annuity payments.

                           FEDERAL INCOME TAX STATUS

    The operations of the Separate Account form part of the operations of Security First. Under the Code as it is now written no federal income tax is payable by Security First on the investment income and capital gains of the Separate Account. Moreover, as long as the Separate Account meets the diversification requirements of section 817(h) of the Code, or the requirements of section 457 of the Code in the case of a deferred compensation plan no federal income tax is payable by the Participant on the investment income and capital gains under a Certificate until Annuity payments commence or a full or partial withdrawal is made. It is intended that the Separate Account will continue to meet the requirements of section 817(h) of the Code.

    Employers may deduct their contributions to self-employed and corporate pension and profit-sharing plans described in section 401 of the Code and tax sheltered annuities described in section 403(b) in the year when made up to the limits specified in the Code. In addition, some employer plans may permit nondeductible employee contributions.

    All distributions, with the exception of a return of permitted nondeductible employee contributions, are included in gross income. In the case of section 401 and 403(b) plans and IRAs, a distribution is includible in the year in which it is paid. In the case of a 457 plan, a distribution is includible in the year it is paid or made available. Under certain limited circumstances, a lump sum distribution from a section 401 plan may qualify for special 5-year or 10-year forward income averaging or long-term capital gains treatment.

    In the case of section 401, section 403(b), section 457 plans and IRAs, Annuity payments for life or a period not exceeding the life expectancy of the Participant or the Participant and a designated beneficiary must commence by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2 or retires (excluding account values in a 403(b) plan at December 31, 1986). Distributions under sections 401, 403(b) and 457 plans must also meet the minimum incidental death benefit requirements of the Code.

    Except as described below, the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including both 401 and 403(b) plans. To the extent amounts are not includable in gross income because they have been rolled over to an IRA or to another 403(b) annuity, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Participant reaches age 59 1/2; (b) distributions following the death or disability of the Participant (for this purpose disability is defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments, not less frequently than annually, made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of such Participant and his designated beneficiary; (d) distributions to a Participant who has separated from service after attaining age 55; (e) distributions made to the Participant to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Participant for amounts paid during the taxable year for medical care; and (f) distributions made to an alternate payee pursuant to a qualified domestic relations order.

    Similar rules apply to IRAs, but there are fewer exceptions to the 10% penalty tax. The taxable portion of an IRA distribution will not be subject to the tax penalty if: (a) it is made on or after the date on which the Participant reaches age 59 1/2; (b) it is made following the death or disability of the Participant; or (c) it is part of substantially equal periodic payments, not less frequently than annually, made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of such Participant and his or her designated beneficiary. The 10% penalty tax does not apply to section 457 plans.

    The Code prohibits the withdrawal of amounts contributed or earned under a 403(b) annuity on or after January 1, 1989, except in these circumstances: (a) the Participant attains age 59 1/2 years, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or (b) in the case of hardship as determined in accordance with applicable regulations, including with respect to the existence of a Participant's hardship circumstances. Withdrawals for hardship are restricted to the portion of the Participant's Account which represents contributions by the Participant and does not include any investment results. These limitations on withdrawals apply only to salary reduction contributions made after December 31, 1988 and to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between section 403(b) annuities.

    Providing certain requirements of the Code are met, distributions from a plan may be rolled over tax free to another plan. Distributions from a section 401 plan may be rolled over to a section 401 defined contribution plan, a 403(a) annuity or an IRA. Distributions from a tax sheltered annuity may be rolled over to another tax sheltered annuity or an IRA. Distributions from an IRA may be rolled over to another IRA and, if the IRA contains only permissible rollover amounts, to a section 401 plan or a tax sheltered annuity.

    Taxable distributions from a non-qualified retirement plan prior to age
59 1/2 will be subject to an additional tax of 10%, unless otherwise exempt or the distribution is made from a section 457 plan.

    The discussion contained in the Prospectus regarding withdrawals and other distributions from a Participant's Account should be considered in light of the above.

WITHHOLDING

    Security First is required to withhold federal income tax on Annuity payments, distributions, partial and full surrenders. However, recipients of contract distributions are allowed to make an election not to have federal income tax withheld. After such election is made with respect to Annuity payments, an Annuitant may revoke the election at any time, and thereafter commence withholding. Security First will notify the payee at least annually of his or her right to change such election.

    Security First Life is required to withhold 20% of certain taxable amounts constituting "eligible rollover distributions" to participants (including lump sum distributions) in retirement plans under Code Section 401 and tax deferred annuities under Code Section 403(b). This withholding requirement does not apply to distributions from such plans and annuities in the form of a life and life expectancy annuity (individual or joint), an annuity with a designated period of 10 years or more, or any distribution required by the minimum distribution requirements of Code Section 401(a)(9). Withholding on these latter types of distribution will continue to be made under the rules described in the prior paragraph. A participant cannot elect out of the 20% withholding requirement. However, if an eligible rollover distribution is rolled over into an eligible retirement plan or IRA in a direct trustee-to-trustee transfer, no withholding will be required.

    Payees are required by law to provide Security First (as payor) with their correct taxpayer identification number ("TIN"). If the payee is an individual, the TIN is the same as such person's social security number.

MULTIPLE CONTRACTS

    Code Section 72(e)(11) provides that multiple deferred annuity contracts which are issued within a 12-month period to the same Contract Owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences.

OBTAINING TAX ADVICE

    It should be recognized that the federal income tax information in this Prospectus is not exhaustive and is for information purposes only. The discussion above does not purport to cover all situations involving the purchase of an Annuity or the election of an option under the Contract. Tax results may vary depending upon individual situations and special rules may apply in certain cases. State and local tax results may also vary. For these reasons a qualified tax adviser should be consulted.

                                 VOTING RIGHTS

    Unless otherwise restricted by the plan under which a Contract is issued, each Participant will have the right to instruct Security First with respect to voting the Fund shares which are the assets underlying his interest in the Separate Account, at all shareholders' meetings. Security First will mail to each person having voting rights under the Contracts, at his last known address, all periodic reports and proxy material of the applicable Fund and a form with which to give voting instructions. Fund shares as to which no timely instructions are received will be voted by Security First in proportion according to the instructions received from all persons giving timely instructions. Security First is under no duty to inquire as to the instructions received or the authority of persons to instruct the voting of Fund shares, and unless Security First has actual knowledge to the contrary, the instructions given it will be valid as they affect Security First or the Funds.

    To the extent that a Participant has vested rights in the Contract pursuant to sections 403(b) or 408(b) of the Code, such Participant will have the right to instruct Security First as to how Fund shares attributable to such Participant are to be voted on his or her behalf. In all other cases, the Owner shall have the right to instruct Security First as to the casting of votes under the Contract. Once Annuity payments with respect to a Participant's Account have begun, the Annuitant shall have any voting rights exercisable with respect to such account.

    The number of votes to be cast by each person having the right to vote shall be determined as of a record date within 90 days prior to the meeting of the Fund, and voting instructions will be solicited by written communication at least 10 days prior to such meeting. To be entitled to vote, an Owner or Participant or Annuitant must have been such on the record date. The number of Fund shares as to which voting instructions may be given to Security First is determined by dividing the value, on such record date, of that portion of the Participant's Account then allocated to the Series for that Fund by the net asset value of a Fund share as of the same date.

                               LEGAL PROCEEDINGS

    Security First, in the ordinary course of its business, is engaged in litigation of various kinds which in its judgment is not of material importance in relation to its total assets. There are no present or pending material legal proceedings affecting the Separate Account.

                             ADDITIONAL INFORMATION


    For further information contact Security First at the address and phone number on the cover of this Prospectus. A copy of the Statement of Additional Information, dated May 1, 1998, which provides more detailed information about the Contracts, may also be obtained. Set forth below is the table of contents for the Statement of Additional Information.


    A registration statement has been filed with the SEC under the Securities Act of 1933 with respect to the Contracts offered hereby. This Prospectus does not contain all the information set forth in the registration statement, to all of which reference is made for further information concerning the Separate Account, Security First and the Contracts offered hereby. Statements contained in this Prospectus as to the contents of the Contracts and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                             PAGE
                                                             ----
The Insurance Company.......................................   3
The Separate Account........................................   3
Net Investment Factor.......................................   4
Annuity Payments............................................   4
Additional Federal Income Tax Information...................   6
Underwriters, Distribution of the Contracts.................   9
Voting Rights...............................................   9
Safekeeping of Securities...................................  10
Servicing Agent.............................................  10
Independent Auditors........................................  10
Legal Matters...............................................  10
State Regulation of Security First..........................  10
Financial Statements........................................  11

                                                       '33 Act File No. 33-28623


                                  STATEMENT OF

                             ADDITIONAL INFORMATION



                     SECURITY FIRST LIFE SEPARATE ACCOUNT A

        ----------------------------------------------------------------

                GROUP FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS


        ----------------------------------------------------------------



                      SECURITY FIRST LIFE INSURANCE COMPANY
                                   MAY 1, 1998





This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus. A copy of the prospectus, dated May 1, 1998, may be obtained without charge by writing Security First Life Insurance Company Servicing Agent, P.O. Box 92193, Los Angeles, California 90009 or by telephoning 1(800)992-9785.


SF 224FL

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
The Insurance Company                                                       3

The Separate Account                                                        3

Net Investment Factor                                                       3

Annuity Payments                                                            3

Additional Federal Income Tax Information                                   5

Underwriters, Distribution of the Contracts                                 9

Voting Rights                                                               9

Safekeeping of Securities                                                   9

Servicing Agent                                                             9

Independent Auditors                                                        9

Legal Matters                                                              10

State Regulation of Security First Life                                    10

Financial Statements                                                       10

THE INSURANCE COMPANY

Security First Life Insurance Company ("Security First Life") is a wholly owned subsidiary of Security First Group, Inc. ("SFG"). The common shares of SFG are held by a subsidiary of Metropolitan Life Insurance Company, a New York mutual life insurance company.

THE SEPARATE ACCOUNT

The Security First Life Separate Account A ("Separate Account") presently funds group variable annuity Contracts offered by Security First Life on Forms 226 R1, 230, 234, 236 and an individual variable annuity Contract on Form 135. These group and individual annuity contracts are described in other prospectuses. The group variable annuity contracts ("Contracts") described in this Statement of Additional Information and related prospectus is a distinct contract from the above described group and individual annuity contracts.

Amounts allocated to the Separate Account are invested in the securities of five Funds. (For purposes of this Statement of Additional Information, the term "Fund" includes each investment series of a multiple series management investment company.) These Funds are: the Bond Series and T. Rowe Price Growth and Income Series of Security First Trust; the T. Rowe Price Growth Stock Fund, Inc.; the T. Rowe Price Prime Reserve Fund Inc.; and the T. Rowe Price International Stock Fund, Inc. The Separate Account is divided into multiple Series of Accumulation and Annuity Units; including Series B, Series G, Series T, Series P and Series I, corresponding respectively to these five Funds.

NET INVESTMENT FACTOR

The Separate Account net investment factor is an index of the percentage change (adjusted for distributions by the Fund and the deduction of the actuarial risk fee) in the net asset value of the Fund in which the Series is invested, since the preceding Business Day. The Separate Account net investment factor for each Series of Accumulation Units is determined for any Business Day by dividing (i) the net asset value of a share of the Fund which is represented by such Series at the close of business on such day, plus the per share amount of any distributions made by such Fund on such day by (ii) the net asset value of a share of such Fund determined as of the close of business on the preceding Business Day and then subtracting from this result the actuarial risk fee factor of 0.0000244 for each calendar day between the preceding Business Day and the end of the current Business Day.

ANNUITY PAYMENTS

Basis of Variable Annuity Benefits

The Variable Annuity benefit rates used in determining Annuity payments under the Contracts are based on actuarial assumptions, reflected in tables in the Contracts, as to the expected mortality of a large group of Annuitants of the same sex, where permitted, and adjusted age and the form of Annuity selected. The mortality basis for these tables is Security First Life's Modified Select Annuity Mortality Table, projected to the year 2000 on Projection Scale C, with interest at 4.25% for all functions involving life contingencies and the portion of any period certain beyond 10 years, and 3.25% for the first 10 years of any certain period.

Adjusted age in those tables means actual age to the nearest birthday at the time the first payment is due, adjusted according to the following table:

                Calendar Year                         Adjusted
                  of Birth                             Age Is
                  --------                             ------
                 Before 1916                         Actual Age
                  1916-1935                      Actual Age Minus 1
                  1936-1955                      Actual Age Minus 2
                  1956-1975                      Actual Age Minus 3
                  1976-1995                      Actual Age Minus 4

Determination of Amount of Monthly Variable Annuity Payments for First Year

The Separate Account value used to establish the monthly payment for the first payment year consists of the value of Accumulation Units of each Series of the Separate Account held in the Participant's Account on the last day of the second calendar week before the Annuity Date. The Contracts contain tables showing monthly payment factors and Annuity premium rates per $1,000 of Separate Account value to be applied under Options 1 through 4.

At the beginning of the first payment year an amount is transferred from the Separate Account to the General Account and level monthly Annuity payments for the year are made out of the General Account for that year. The amount transferred is determined by multiplying the Annuity premium rate per $1,000 set forth in Contract tables by the number of thousands of dollars of Separate Account value in the individual's account. The level monthly payment for the first payment year is then determined by multiplying the amount transferred (the Annuity premium) by the monthly payment factor in the same table. In the event the account involved has Separate Account Accumulation Units in more than one Series of the Separate Account, the total monthly Annuity payment for the first year is the sum of the monthly Annuity payments, determined in the same manner as above, for each Separate Account Series.

At the time the first year's monthly payments are determined, a number of Annuity Units for each Separate Account Series is also established for the Annuitant by dividing the monthly payment derived from that Series for the first year by the Separate Account Annuity Unit values for the Series on the last Business Day of the second calendar week before the first Annuity payment is due. The number of Annuity Units remains fixed during the Annuity period unless Annuity Units are converted to another Series.

Determination of Amount of Monthly Variable Annuity Payments for Second and Subsequent Years

As of each anniversary of the Annuity Date, Security First Life will determine the amount of the monthly Variable Annuity payments for the year then beginning. Separate determinations will be made for each Separate Account Series in which the Annuitant has Annuity Units, with the total Annuity payment being the sum of the payments derived from the Series. The amount of monthly payments for any Separate Account Series for any year after the first will be determined by multiplying the number of Annuity Units for that Series by the Annuity Unit value for that Series for the Valuation Period in which the first payment for the year is due. It will be Security First Life's practice to mail Variable Annuity payments no later than seven days after the last day of the Valuation Period upon which they are based or the monthly anniversary thereof.

Annuity Unit Values

The value of an Annuity Unit was, or will be, set at $5 for each Series for the first Valuation Period as of which the first Variable Annuity payment from such Series is made. The value of an Annuity Unit for each Series on any later date is determined by multiplying the value of an Annuity Unit at the end of the preceding Valuation Period by the "Annuity change factor" for the second preceding Valuation Period. The Annuity change factor is an adjusted measurement of the investment performance of the Fund since the end of the preceding Valuation Period. The Annuity change factor is determined by dividing the value of an Accumulation Unit at the end of the Valuation Period by the value of an Accumulation Unit at the end of the preceding Valuation Period and multiplying the result by a neutralization factor.

Variable Annuity payments for each year after the first reflect variations in the investment performance of the Separate Account above and below an assumed investment rate (see below). This assumed investment rate is included for purposes of actuarial computations and does not relate to the actual investment performance of the underlying fund. Therefore, the assumed investment rate must be "neutralized" in computing the Annuity change factor. For weekly Valuation Periods and a 4.25% assumed investment rate, the neutralization factor is 0.9991999.

Alternate Assumed Investment Rates

The choice of the assumed investment rate affects the pattern of Annuity payments. Over a period of time, if the Separate Account achieved a net investment result equal to the assumed investment rate applicable to a particular option, the Annuity Unit would not change in value, and the amount of the Annuity payments would be level. However, if the Separate Account achieved a net investment result greater than the assumed investment rate, the Annuity Unit would increase in value and the amount of the Annuity payments would increase each year. Similarly, if the Separate Account achieved a net investment result smaller than the assumed investment rate, the Annuity Unit would decrease in value and the amount of the Annuity payments would decrease each year. Although a higher initial payment would be received under a higher assumed investment rate, there is a point in time after which payments under a lower assumed investment rate would be greater, assuming payments continue through that point in time. The effect of a higher or lower assumed investment rate can be summarized as follows: a higher assumed investment rate will result in a larger initial payment but more slowly rising or more rapidly falling subsequent payments than a lower assumed investment rate.

The objective of a variable annuity contract is to provide level payments during periods when the economy is relatively stable and to reflect as increased payments only the excess of investment results flowing from inflation or an increase in productivity. The achievement of this objective will depend in part upon the validity of the assumption that the net investment rate of the Separate Account equals the assumed investment rate during periods of stable prices. Subsequent years' payments will be smaller than, equal to or greater than the first year's payments depending on whether the actual net investment rate for the Separate Account is smaller than, equal to or greater than the assumed investment rate.

ADDITIONAL FEDERAL INCOME TAX INFORMATION

Qualified Plans

Certain tax advantages are available when the Contract is issued under a retirement plan which meets the qualification requirements of sections 401, 403, or 408 of the Code ("qualified plan"). Further information regarding federal income tax aspects of the various types of qualified plans is set forth below.

Public School Systems, Churches and Certain Tax-Exempt Organizations

Under section 403(b) of the Code, purchase payments made to purchase annuities by public school systems, churches, or certain tax-exempt organizations for their employees are excludable from the gross income of the employee to the extent that aggregate purchase payments for the employee do not exceed certain limitations imposed by the Code.

Pension, Profit-Sharing, and Annuity Plans for Corporations and Unincorporated Businesses

If a Participant dies after distributions have commenced, the remaining portion of his or her interest must continue to be distributed at least as rapidly as under the schedule used prior to death. If distributions have not commenced before death, the entire interest must be distributed within five years of the Participant's death except the interest may be distributed for the life or a period not exceeding the life expectancy of a designated beneficiary in substantially equal payments commencing no later than one year after the Participant's death. If the designated beneficiary is the surviving spouse, distributions may be postponed until the date the Participant would have been 70 1/2. If the surviving spouse dies before distributions commence, the distribution rules will apply as if he or she were the Participant.

A pension or profit sharing plan established by any kind of organization which primarily benefits "key employees" (known as a "top-heavy" plan) will be subject to special rules on: vesting; minimum contributions and benefits for non-key employees; compensation which may be taken into account to determine contributions or benefits for key employees; the aggregate limit on contributions and benefits; and rollovers.

The tax treatment of pension and profit sharing plans established by self-employed individuals (known as "Keogh" or "H.R. 10" plans) is essentially the same as corporate plans. Some special restrictions apply to self-employed individuals who are "owner-employees." An owner employee is a sole proprietor or a partner who owns more than a 10% capital or profits interest in the partnership.

Additionally, the definition of a lump sum distribution for a self-employed individual does not include a distribution on account of separation from service, but does include a distribution on account of total disability.

Eligible Deferred Compensation (section 457) Plans

The Code permits employees and independent contractors of state and local government units and tax-exempt organizations under "eligible deferred compensation plans" to defer compensation up to certain amounts.

In the case of a section 457 plan, the employer is the owner of the Contract and has all of the rights and powers attributable to such ownership. These include the exclusive right to partially or fully terminate any Participant's Account under such a Contract and to receive all payments under the Contract, including Annuity payments. Employees participating in such plans are referred to as Participants in such Contracts and in this prospectus solely for the purpose of establishing a method of recording allocations applicable to such employees' accounts. Such employees have no elective rights under the Contracts.

Employees receiving amounts under such section 457 plans from their employers include such amounts in income in the year they are received or made available and pay ordinary income taxes thereon. Amounts may not be made available to any employee except upon separation from service or for an unforeseeable emergency.

In the case of a section 457 plan for a tax-exempt organization, the following provisions apply: (a) the Contract value must be distributed or annuity payments commenced by April 1 of the calendar year following the later of the calendar year in which the employee retires or attains age 70 1/2, (b) annuity payments are limited to a period not exceeding the life (lives) or life expectancy (expectancies) of the employee (and a designated beneficiary), (c) the benefits will be subject to minimum incidental benefit distribution requirements and (d) if the employee dies before his or her entire interest has been distributed, any amount remaining will be distributed to the designated beneficiary at least as rapidly as during the employee's life. In the case of section 457 plans of state and local governments where joint and survivor benefits commence before death, the amount payable to the employee must exceed one-half of the maximum that could have been payable to the employee if there were no joint annuitant.

Individual Retirement Annuities ("IRAs")

Any individual is permitted to establish an individual retirement arrangement described in section 408 of the Code. Of these, only the individual retirement Annuity described in section 408(b) is available in connection with the Contract.

Purchase payments for an IRA may be made by an individual, under the age of 70 1/2, up to the lesser of $2,000 or 100% of gross annual compensation. If the individual (or spouse filing a joint return) is an active participant in a qualified plan, the full amount of the IRA contribution may be deducted only if adjusted gross income does not exceed (a) $25,000 for an individual return, (b) $40,000 for a joint return and (c) $0 for a married person filing a separate return. As adjusted gross income increases over these amounts, the deductible amount decreases. An individual filing a joint return with a spouse under the age of 70 1/2, who has no compensation during the year or elects to be treated as having no compensation, can purchase an IRA contract for his or her spouse ("spousal IRA"). The total annual contribution is limited to $4,000 or 100% of the working spouse's compensation for the year. A divorced or legally separated spouse may continue annual contributions to his or her spousal IRA up to $2,000 or 100% of his or her annual compensation.

The annual limits on purchase payments do not apply to tax-free rollovers to an IRA from another qualified retirement plan. An individual can roll over: all or a portion of a termination or lump sum, or partial distribution from a section 401(a) plan, excluding nondeductible employee contributions; all or a portion of a lump sum or partial distribution from a section 403(b) Annuity plan; or all or a portion of a distribution received from another IRA or from an individual retirement account or bond, but only once a year. An individual must make a tax-free rollover to the IRA within 60 days after receiving the distribution from the other plan.

The IRA contracts will be nontransferable and nonforfeitable. Distributions must commence no later than April 1 of the year following the year in which the individual attains age 70 1/2; otherwise each year a 50% nondeductible excise tax will apply to the difference between what was actually paid out and the minimum amount required to be distributed each year. The entire interest in the Contract must be distributed within the first year, or over the life of the individual or the joint lives of the individual and a designated beneficiary or over a period certain not extending beyond the individual's life expectancy or the joint life expectancy of the individual and a designated beneficiary. All distributions will be taxed as ordinary income when received, except for the portion of each distribution which bears the same ratio to the distribution as the total nondeductible IRA contributions bears to the total IRA contributions.

Any distribution made before the individual reaches age 59 1/2 will be penalized by a 10% additional income tax on the amount of the distribution, unless made by reason of death or disability. Borrowing under the Contract or pledging the Contract as security for a loan will be deemed to be a distribution of the full market value of the Contract as of that day. The distribution-at-death rules for an IRA are the same as for a section 401(a) plan except that the individual's beneficiary or estate is not allowed the normal exclusion of up to $5,000.

Withholding on Annuity Payments and Other Distributions

Security First Life is required to withhold federal income tax on Contract distributions (such as Annuity payments, lump sum distributions or partial surrenders). However, recipients of Contract distributions are allowed to make an election not to have federal income tax withheld. After such election is made with respect to Annuity payments, an Annuitant may revoke the election at any time, and thereafter commence withholding. In such a case, Security First Life will notify the payee at least annually of his or her right to change such election.

The withholding rate followed by Security First Life will be applied only against the taxable portion of Contract distributions. Federal tax will be withheld from Annuity payments pursuant to the recipient's withholding certificate. If no withholding certificate is filed with Security First Life, federal tax will be withheld from Annuity payments on the basis that the payee is married with three withholding exemptions. Federal tax on the taxable portion of a partial or total surrender (i.e., non-periodic distribution) generally will be withheld at a flat 10% rate. In the case of a plan qualified under Sections 401(a) or 403(a) of the Code, if the balance to the credit of a participant in a plan is distributed within one taxable year to the recipient ("total distribution") the amount of withholding will approximate the federal income tax on a lump sum distribution. If a total distribution is made from such a plan or a tax-sheltered annuity contract on account of the Participant's death, the amount of withholding will reflect the exclusion from federal income tax for employer-provided death benefits.

Security First Life is required to withhold 20% of certain taxable amounts constituting "eligible rollover distributions" to participants (including lump sum distributions) in retirement plans under Code Section 401 and tax deferred annuities under Code Section 402(b). This withholding requirement does not apply to distributions from such plans and annuities in the form of a life and life expectancy annuity (individual or joint), an annuity with a designated period of 10 years or more, or any distribution required by the minimum distributions requirements of Code Section 401(a)(9). Withholding on these latter types of distribution will continue to be made under the rules described in the prior paragraph. A participant cannot elect out of the 20% withholding requirement. However, if an eligible rollover distribution is rolled over into an eligible retirement plan or IRA in a direct trustee-to-trustee transfer, no withholding will be required.

Payees are required by law to provide Security First Life (as payor) with their correct taxpayer identification number ("TIN"). If the payee is an individual, the TIN is his or her social security number. If the payee elects not to have federal income tax withheld on an Annuity payment or a non-periodic distribution and a correct TIN has not been provided, such election is ineffective, and such payment will be subject to withholding as noted above.

Obtaining Tax Advice

It should be recognized that the federal income tax information in this Statement of Additional Information is not exhaustive and is for information purposes only. The description does not purport to cover all situations involving the purchase of an Annuity or the election of an option under the Contract. Tax results may vary depending upon individual situations and special rules may apply in certain cases. State and local tax results may also vary. For these reasons a qualified tax adviser should be consulted.

UNDERWRITERS, DISTRIBUTION OF THE CONTRACTS

The Contracts will be sold as a continuous offering by individuals who are appropriately licensed as insurance agents of Security First Life for the sale of life insurance and Variable Annuity Contracts in the state where the sale is made. In addition, these individuals will be registered representatives of the principal underwriter, Security First Financial, Inc., or of other broker-dealers registered under the Securities Exchange Act of 1934 whose registered representatives are authorized by applicable law to sell Variable Annuity Contracts issued by Security First Life. Commissions on sales of contracts range from 0% to 8.5%. Agents are paid from the General Account of Security First Life. Such commissions bear no direct relationship to any of the charges under the Contracts. It is expected that the Contracts will be sold in 30 states. No direct underwriting commissions are paid to Security First Financial, Inc.

VOTING RIGHTS

Unless otherwise restricted by the plan under which a Contract is issued each Owner will have the right to instruct Security First Life with respect to voting the Fund shares which are the assets underlying his interest in the Separate Account, at all regular and special shareholders meetings. An Annuitant's voting power with respect to Fund shares held by the Separate Account declines during the time he is receiving a Variable Annuity based on the investment performance of the Separate Account, because amounts attributable to his interest are being transferred annually to the General Account to provide the variable payments.

SAFEKEEPING OF SECURITIES

All assets of the Separate Account are held in custody of Security First Life. The assets of each Separate Account Series will be kept physically segregated by Security First Life and held separate from the assets of any other firm, person, or corporation. Additional protection for the assets of the Separate Account is afforded by fidelity bonds covering all of Security First Life's officers and employees.

SERVICING AGENT

An administrative services agreement has been entered into between Security First Life and SFG under which the latter has agreed to perform certain of the administrative services relating to the Contracts and for the Separate Account. SFG performs substantially all of the recordkeeping and administrative services for the Separate Account.

INDEPENDENT AUDITORS

The consolidated financial statements of Security First Life Insurance Company at December 31, 1997, and 1996 and for each of the three years in the period ended December 31, 1997, and the financial statements of Security First Life Separate Account A at December 31, 1997 and for each of the two years in the period ended December 31, 1997 appearing in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on their authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

Legal matters concerning federal securities laws applicable to the issue and sale of the variable annuity contracts have been passed upon by Routier and Johnson, P.C., 1700 K Street, N.W., Ste. 1003, Washington, D.C. 20006 prior to January 31, 1995. Subsequently such matters were passed on to Sullivan & Worcester, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.

STATE REGULATION OF SECURITY FIRST LIFE

Security First Life is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Delaware Commissioner of Insurance. An annual statement, in a prescribed form, is filed with the Commissioner on or before March 1 each year covering the operations of Security First Life for the preceding year and its financial condition on December 31 of such year. Security First Life's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is usually conducted by the National Association of Insurance Commissioners at least once in every three years. Security First Life was last examined as of December 31, 1995. While Delaware insurance law prescribes permissible investments for Security First Life, it does not prescribe permissible investments for the Separate Account, nor does it involve supervision of the investment management or policy of Security First Life.

In addition, Security First Life is subject to the insurance laws and regulations of other jurisdictions in which it is licensed to operate. State insurance laws generally provide regulations for the licensing of insurers and their agents, govern the financial affairs of insurers, require approval of policy forms, impose reserve requirements and require filing of an annual statement. Generally, the insurance departments of these other jurisdictions apply the laws of Delaware in determining permissible investments for Security First Life.

FINANCIAL STATEMENTS

The financial statements of Security First Life and subsidiaries contained herein should be considered only for the purposes of informing investors as to its ability to carry out the contractual obligations as depositor under the Annuity contracts and custodian as described elsewhere herein and in the prospectus. The financial statements of the Separate Account are also included in this Statement of Additional Information.

                         Report of Independent Auditors




Board of Directors
Security First Life Insurance Company


We have audited the accompanying consolidated balance sheets of Security First Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security First Life Insurance Company and subsidiaries at December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                          /s/ Ernst & Young, LLP



February 11, 1998

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS


                                                   December 31
                                              1997            1996
                                           ----------      ----------
                                                 (In thousands)
ASSETS

INVESTMENTS
   Fixed maturities                        $2,353,087      $2,251,951
   Policy and mortgage loans                   24,209          22,378
   Short-term investments                      22,385          24,607
   Other investments                            1,089           2,754
                                           ----------      ----------
                                            2,400,770       2,301,690

CASH AND CASH EQUIVALENTS                      11,044          11,472

ACCRUED INVESTMENT INCOME                      33,730          32,797

DEFERRED POLICY ACQUISITION COSTS              96,297         103,950

OTHER ASSETS
   Assets held in separate accounts         1,022,850         594,249
   Property under capital lease                 9,496          10,100
   Receivable from sale of subsidiary                          22,295
   Other                                        1,329           4,063
                                           ----------      ----------
                                            1,033,675         630,707
                                           ----------      ----------
                                           $3,575,516      $3,080,616
                                           ==========      ==========


              The accompanying notes are an integral part of these
                       consolidated financial statements.


                                                                        December 31
                                                                   1997            1996
                                                                ----------      ----------
                                                                       (In thousands)
LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES
   Policyholder liabilities                                     $2,243,441      $2,222,128
   Liabilities related to separate accounts                      1,022,850         594,249
   Obligation under capital lease                                   15,443          15,720
   Notes payable to parent                                          35,000          35,000
   Federal income taxes                                             44,998          31,296
   Other                                                                60           7,687
                                                                ----------      ----------
                                                                 3,361,792       2,906,080

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY
   Preferred stock, $1 par value
      Authorized, issued and outstanding -- 200,000 shares             200             200
   Common stock, $200 par value
      Authorized -- 15,000 shares
      Issued and outstanding -- 11,000 shares                        2,200           2,200
   Additional paid-in capital                                       48,147          48,147
   Net unrealized investment gains                                  34,830          16,949
   Retained earnings                                               128,347         107,040
                                                                ----------      ----------
                                                                   213,724         174,536
                                                                ----------      ----------
                                                                $3,575,516      $3,080,616
                                                                ==========      ==========


              The accompanying notes are an integral part of these
                       consolidated financial statements.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME


                                                                 Year Ended December 31
                                                          1997           1996           1995
                                                       ---------      ---------       ---------
                                                                      (In thousands)

REVENUES
   Net investment income                               $ 171,066      $ 164,115       $ 158,174
   Annuity product income                                 19,533         10,006          14,815
   Net realized investment gains (losses)                  2,708         (2,179)          1,347
   Gain on sale of subsidiary                                             3,879
   Other                                                     187            709             701
                                                       ---------      ---------       ---------
                              TOTAL REVENUES             193,494        176,530         175,037


BENEFITS AND EXPENSES
   Interest credited to policyholders                    112,832        106,347         103,959
   Benefits in excess of policyholder liabilities          1,953          4,960           5,738
   Amortization of deferred policy acquisition
      costs                                               20,080         13,542          15,505
   Operating expenses                                     26,434         25,721          28,201
                                                       ---------      ---------       ---------
                 TOTAL BENEFITS AND EXPENSES             161,299        150,570         153,403
                                                       ---------      ---------       ---------

            INCOME BEFORE INCOME TAX EXPENSE              32,195         25,960          21,634

Income tax expense
   Current                                                 7,580          3,596           3,044
   Deferred                                                3,308          5,885           3,105
                                                       ---------      ---------       ---------
                                                          10,888          9,481           6,149
                                                       ---------      ---------       ---------


                                  NET INCOME           $  21,307      $  16,479       $  15,485
                                                       =========      =========       =========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY


                                                                                      Net
                                                                     Additional    Unrealized                      Total
                                        Preferred       Common         Paid-in     Investment     Retained     Stockholder's
                                          Stock          Stock         Capital   Gains (Losses)    Earnings        Equity
                                        --------       --------       --------   --------------    --------      --------
                                                                            (In thousands)
Balance at January 1, 1995              $    200       $  2,200       $ 48,147      $(21,561)      $ 75,076      $104,062


  Net income                                                                                         15,485        15,485

  Net unrealized investment gains                                                     60,533                       60,533
                                        --------       --------       --------      --------       --------      --------

Balance at December 31, 1995                 200          2,200         48,147        38,972         90,561       180,080


  Net income                                                                                         16,479        16,479

  Net unrealized investment losses                                                   (22,023)                     (22,023)
                                        --------       --------       --------      --------       --------      --------

Balance at December 31, 1996                 200          2,200         48,147        16,949        107,040       174,536


  Net income                                                                                         21,307        21,307

  Net unrealized investment gains                                                     17,881                       17,881
                                        --------       --------       --------      --------       --------      --------

Balance at December 31, 1997            $    200       $  2,200       $ 48,147      $ 34,830       $128,347      $213,724
                                        ========       ========       ========      ========       ========      ========



              The accompanying notes are an integral part of these
                       consolidated financial statements.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                        Year Ended December 31
                                                               1997              1996              1995
                                                           -----------       -----------       -----------
                                                                           (In thousands)
OPERATING ACTIVITIES
   Net income                                              $    21,307       $    16,479       $    15,485
   Adjustments to reconcile net income to net
     cash provided by operations:
         Net realized investment losses (gains)                 (2,708)            2,179            (1,347)
         Depreciation and amortization                             876             1,772             1,391
         Accretion of discount and amortization of
             premium on investments                                906             1,988             1,059
         Gain on sale of subsidiary                                               (3,879)
         Changes in operating assets and liabilities:
               Accrued investment income                          (933)           (2,338)           (3,441)
               Deferred policy acquisition costs               (21,891)          (24,655)          (15,676)
               Other assets                                     25,156           (19,008)            2,194
               Other liabilities                                (3,718)            9,889               673
                                                           -----------       -----------       -----------
                           NET CASH PROVIDED BY
                 (USED IN) OPERATING ACTIVITIES                 18,995           (17,573)              338

INVESTING ACTIVITIES
   Fixed maturity securities
      Purchases                                               (695,092)       (1,065,166)         (636,371)
      Sales and maturities                                     652,723           934,171           439,897
   Net sale (purchase) of other investments                      1,959              (314)              801
   Net sale (purchase) of short-term investments                 2,222           (17,583)           19,191
   Issuance of loans, net                                       (1,831)           (3,580)           (2,558)
   Purchase of equipment                                          (440)             (320)             (388)
                                                           -----------       -----------       -----------
                               NET CASH USED IN
                           INVESTING ACTIVITIES                (40,459)         (152,792)         (179,428)

FINANCING ACTIVITIES
   Receipts credited to policyholder accounts                  729,696           693,095           565,698
   Amounts returned to policyholders                          (708,383)         (518,002)         (390,760)
   Repayment of note payable                                                      (1,000)           (1,000)
   Reduction of capital lease obligation                          (277)             (246)             (217)
                                                           -----------       -----------       -----------
                              NET CASH PROVIDED
                        BY FINANCING ACTIVITIES                 21,036           173,847           173,721
                                                           -----------       -----------       -----------

                         INCREASE (DECREASE) IN
                      CASH AND CASH EQUIVALENTS                   (428)            3,482            (5,369)

Cash and cash equivalents at beginning of year                  11,472             7,990            13,359
                                                           -----------       -----------       -----------

                                  CASH AND CASH
                     EQUIVALENTS AT END OF YEAR            $    11,044       $    11,472       $     7,990
                                                           ===========       ===========       ===========


              The accompanying notes are an integral part of these
                       consolidated financial statements.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 1997 AND 1996


NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION -- Security First Life Insurance Company (Security First
Life) and subsidiaries (collectively, the Company) is a wholly-owned subsidiary of Security First Group, Inc. (SFG). Effective October 30, 1997, SFG became a wholly-owned subsidiary of Metropolitan Life Insurance Company. Prior to that date, SFG was a wholly-owned subsidiary of London Insurance Group, Inc. The Company sells a broad range of fixed and variable annuity contracts.

The Company's consolidated financial statements are prepared in conformity with generally accepted accounting principles (GAAP) which differ in some respects from statutory accounting practices prescribed or permitted by regulatory authorities (statutory basis) and include the accounts of its wholly-owned subsidiary, Security First Life Insurance Company of Arizona (SFL-Arizona). Prior to December 31, 1996, the financial statements also included the accounts of Fidelity Standard Life Insurance Company (Fidelity Standard Life), which was sold as of that date. (See Note 8.) All significant intercompany transactions and accounts are eliminated in consolidation.

INVESTMENTS -- Investments are reported on the following bases:

    Fixed Maturities -- at fair value, which differs from the amortized cost of such investments. Unrealized gains and losses on these investments (net of related adjustments for deferred policy acquisition costs and applicable deferred income taxes) are credited or charged to stockholder's equity and, accordingly, have no effect on net income.

    For those fixed maturities which are mortgage-backed, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. Such adjustment is included in net investment income.

    The Company classifies its fixed maturities as available-for-sale. The Company does not maintain a trading portfolio.

    Policy and mortgage loans -- at unpaid balances.

    Short-term investments -- at cost, which approximates fair value.

    Other investments -- at fair value.

    Realized gains and losses on disposal of investments are determined on a specific identification basis.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

CASH AND CASH EQUIVALENTS -- Cash equivalents consist of investments in money market funds. The carrying amount of cash equivalents approximates fair value.

DEFERRED POLICY ACQUISITION COSTS -- Deferred policy acquisition costs consist of commissions and other costs of acquiring annuities that vary with and are primarily related to the acquisition of such business. Deferred policy acquisition costs are being amortized in proportion to the present value of estimated future gross margins which includes the impact of realized investment gains and losses.

POLICYHOLDER LIABILITIES -- Policyholder liabilities for two-tier annuities are the lower tier account values. Policyholder liabilities for the Company's single-tier fixed annuity products are the account values. The fair value of policyholder liabilities is estimated assuming all policyholders surrender their policies. The carrying amounts and estimated fair values are as follows (in thousands):

                          Carrying Amount      Estimated Fair Value
                          ---------------      --------------------
December 31, 1997            $2,243,441            $2,172,159
December 31, 1996             2,222,128             2,147,777

NOTES PAYABLE -- Notes payable are carried at their unpaid balances which approximate fair value because the interest rates on these notes approximate market rates.

INCOME TAXES -- Through October 30, 1997, the Company filed consolidated federal income tax returns with SFG. After that date, the Company's return is not consolidated with SFG. Income taxes are provided on the basis as if the companies filed separately.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Such differences are related principally to the deferral of policy acquisition costs, the valuation of fixed maturities and the provision for policyholder liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

SEPARATE ACCOUNTS -- The assets held in separate accounts represent funds that are separately administered by the Company pursuant to variable annuity contracts. The liabilities related to separate accounts consist of policyholder liabilities for variable annuities. The separate account assets and liabilities are reported at fair value. The Company receives a fee for administrative services provided to the separate accounts. Investment risks associated with fair value changes are borne by the contract holders.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

ANNUITY REVENUES AND BENEFITS -- Annuity product income represents fees earned from policyholders of annuity contracts, including surrender charges, annuitization charges and administration fees. Benefits in excess of policyholder liabilities consists of the difference between the policyholder account values annuitized during the period and the related policyholder liability balances.

ESTIMATES -- Certain amounts reported in the accompanying consolidated financial statements are based on management's best estimates and judgments. Actual results could differ from those estimates.

NEW ACCOUNTING STANDARDS -- In June 1997, the Financial Accounting Standards Board issued Statement No. 130, "Reporting Comprehensive Income" (FASB 130). FASB 130 establishes new rules for the reporting and display of comprehensive income and its components. FASB 130 requires unrealized gains or losses on the Company's available-for-sale securities, which are currently reported in stockholder's equity, to be included in other comprehensive income and also requires the disclosure of total comprehensive income. The Company plans to adopt FASB 130 in 1998 with no impact on net income or stockholder's equity.


NOTE 2 -- STATUTORY CAPITAL AND RESTRICTIONS

Security First Life and its subsidiaries are required to file annual statements with various state insurance regulatory authorities on a statutory basis.

The statutory-basis capital and surplus at December 31, 1997, 1996 and 1995, and statutory-basis net income for those years are as follows (in thousands):

                                                        Capital           Net
                                                      and Surplus       Income
                                                      -----------       ------
December 31, 1997
Security First Life Insurance Company                  $117,623       $ 12,917
Security First Life Insurance Company of Arizona         14,107            257

December 31, 1996
Security First Life Insurance Company                  $107,501       $ 13,449
Security First Life Insurance Company of Arizona         13,823          1,187

December 31, 1995
Security First Life Insurance Company                  $100,027       $  3,161
Fidelity Standard Life Insurance Company                 15,573            831
Security First Life Insurance Company of Arizona         12,715            612

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 2 -- STATUTORY CAPITAL AND RESTRICTIONS (continued)

Security First Life and Fidelity Standard Life are incorporated and domiciled in Delaware. SFL-Arizona is incorporated and domiciled in Arizona. The payment of dividends is subject to statutory limitations which are based on each company's statutory-basis net income and surplus levels. At December 31, 1997, the maximum amount of dividends Security First Life could pay SFG without prior approval from state insurance regulatory authorities is $12,844,000.


NOTE 3 -- INVESTMENTS

Unrealized investment gains reported in the accompanying financial statements are as follows (in thousands):

                                                                  December 31
                                                               1997          1996
                                                             --------       --------
Unrealized investment gains                                  $105,251       $ 48,552
Less: Adjustment for deferred policy acquisition costs         52,500         22,942
      Deferred income taxes                                    17,921          8,661
                                                             --------       --------
               Net unrealized investment gains               $ 34,830       $ 16,949
                                                             ========       ========

Net realized investment gains (losses) reported in the accompanying financial statements are as follows (in thousands):

                                               1997          1996           1995
                                             -------        -------        -------
 Fixed maturities
   Gross gains                               $ 8,338        $ 8,923        $ 6,181
   Gross losses                               (5,691)        (8,075)        (4,621)
                                             -------        -------        -------
                                               2,647            848          1,560
 Other investments
   Gross gains                                   197
   Gross losses                                 (136)        (3,027)          (213)
                                             -------        -------        -------
                                                  61         (3,027)          (213)
                                             -------        -------        -------
Net realized investment gains (losses)       $ 2,708        $(2,179)       $ 1,347
                                             =======        =======        =======

Proceeds from sales of fixed maturities are $648,338,000, $911,529,000 and $441,790,000 in 1997, 1996 and 1995, respectively.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 3 -- INVESTMENTS (continued)

The amortized cost and fair value of fixed maturities as of December 31, 1997 and 1996 are summarized as follows (in thousands):

                                                              Gross            Gross
                                          Amortized        Unrealized        Unrealized            Fair
                                             Cost             Gains             Losses             Value
                                         -----------       -----------        -----------        -----------
December 31, 1997

U.S. Treasury securities and
    obligations of U.S. Government
    corporations and agencies            $    93,546       $     9,275        $       (22)       $   102,799
Debt securities issued by foreign
    governments                               31,110             2,997                                34,107
Corporate securities                       1,297,937            67,350               (564)         1,364,723
Mortgage-backed securities                   825,284            27,484             (1,310)           851,458
                                         -----------       -----------        -----------        -----------
                                         $ 2,247,877       $   107,106        $    (1,896)       $ 2,353,087
                                         ===========       ===========        ===========        ===========
December 31, 1996

U.S. Treasury securities and
    obligations of U.S. Government
    corporations and agencies            $   115,250       $     7,165        $      (494)       $   121,921
Debt securities issued by foreign
    governments                               35,960             1,335               (308)            36,987
Corporate securities                       1,106,617            38,203            (10,094)         1,134,726
Mortgage-backed securities                   945,534            20,188             (7,405)           958,317
                                         -----------       -----------        -----------        -----------
                                         $ 2,203,361       $    66,891        $   (18,301)       $ 2,251,951
                                         ===========       ===========        ===========        ===========

The amortized cost and fair value of fixed maturities by contractual maturity at December 31, 1997, are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                             Amortized             Fair
                                                Cost              Value
                                             ----------       ----------
                                                     (In thousands)
Due in one year or less                      $   32,313       $   32,696
Due after one year through five years           301,888          313,186
Due after five years through ten years          643,496          671,953
Due after ten years                             444,896          483,794
Mortgage-backed securities                      825,284          851,458
                                             ----------       ----------
                                             $2,247,877       $2,353,087
                                             ==========       ==========

The Company has recorded valuation reserves for other-than-temporary impairment in the value of investments of $5,000,000 and $6,900,000 at December 31, 1997 and 1996, respectively.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 3 -- INVESTMENTS (continued)

Concentrations of credit risk with respect to fixed maturities are limited due to the large number of issues owned and their dispersion across many different industries and geographic areas. Accordingly, at December 31, 1997, the Company had no significant concentration of credit risk.

The fair values for fixed maturities are primarily based on values obtained from independent pricing services. Such independent values are not available for private placement securities. The carrying amount of the Company's private placement securities was $174,000,000 and $82,000,000 at December 31, 1997 and 1996, respectively.

The carrying amount of mortgage loans ($945,000 at December 31, 1996) and policy loans ($24,209,000 and $21,433,000 at December 31, 1997 and 1996, respectively)
approximates fair value because the interest rates on these loans approximate market rates.

The Company places its temporary cash investments with high-credit quality financial institutions and, by corporate policy, limits the amount of credit exposure to any one financial institution.

At December 31, 1997, investment securities having an amortized cost of $6,185,000 were on deposit with various states in accordance with state insurance department requirements.

Investment income by major category of investment is summarized as follows (in thousands):

                                              1997           1996          1995
                                            ---------     ---------     ---------
    Fixed maturities                        $ 173,015     $ 165,997     $ 159,266
    Policy and mortgage loans                   1,325         1,283         1,229
    Short-term investments                      1,897         1,718         1,943
    Other investments                             858           553           894
    Cash and cash equivalents                     269           486           388
                                            ---------     ---------     ---------
                                              177,364       170,037       163,720
    Investment expenses                        (6,298)       (5,922)       (5,546)
                                            ---------     ---------     ---------
                   Net investment income    $ 171,066     $ 164,115     $ 158,174
                                            =========     =========     =========


The Company has no significant amounts of non-income producing investments.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 4 -- NOTES PAYABLE

Notes payable consist of the following as of December 31 (in thousands):


                                                                    1997              1996
                                                                  -------            -------
5% Surplus  note due to SFG, interest payable monthly,
principal payable upon regulatory approval                        $25,000            $25,000

8% Surplus note due to SFG, interest payable monthly,
principal payable upon regulatory approval                         10,000             10,000
                                                                  -------            -------
                                                                  $35,000            $35,000
                                                                  =======            =======


Security First Life has a $15,000,000 bank revolving credit line which bears interest at a floating rate based on London Interbank Offered Rates. There were no borrowings outstanding under this revolving credit line at December 31, 1997 and 1996. The $25,000,000 and $10,000,000 surplus notes payable to SFG are pledged, along with the common and preferred stock of Security First Life, as collateral for SFG's bank revolving credit line.

There are no principal payments due on the notes payable during the next five years.

Interest paid by the Company totaled $2,083,000 in 1997, $2,133,000 in 1996 and $2,225,000 in 1995.


NOTE 5 -- INCOME TAXES

The liability for federal income taxes includes deferred taxes of $43,154,000 and $30,496,000 at December 31, 1997 and 1996, respectively. Significant components of these deferred taxes are as follows (in thousands):

                                                             1997              1996
                                                           -------            -------
Deferred tax liabilities:
    Deferred policy acquisition costs                      $30,459            $41,153
    Fixed maturities                                        37,922              7,124
    Other assets                                             3,532              5,563
    Other, net                                                                  1,360
                                                           -------            -------
                 Total deferred tax liabilities             71,913             55,200

Deferred tax assets:
    Policyholder liabilities                                11,787             12,856
    Liabilities for separate accounts                       11,445              6,503
    Other liabilities                                        5,251              5,345
    Other, net                                                 276
                                                           -------            -------
                      Total deferred tax assets             28,759             24,704
                                                           -------            -------
                   Net deferred tax liabilities            $43,154            $30,496
                                                           =======            =======

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 5 -- INCOME TAXES (continued)

Income taxes paid by the Company were $6,480,000 in 1997, $1,972,000 in 1996 and $3,248,000 in 1995.

The following is a reconciliation of the federal income tax at statutory rates of 34% with the income tax provision as shown in the accompanying financial statements (in thousands):

                                                             1997                 1996
                                                           --------             --------
Federal income tax at 34%                                  $ 10,946             $  8,826
Dividends received deduction                                   (356)                (259)
True up of prior year taxes                                     298                  924
Other                                                                                (10)
                                                           --------             --------
               Provision for income tax expense            $ 10,888             $  9,481
                                                           ========             ========


NOTE 6 -- CAPITAL LEASE

Security First Life has a lease for office space that expires in 2014. This lease is treated as a capital lease for financial reporting purposes.

The Company subleases space on an annual basis to SFG to use as its home office. Related income offset against the lease costs was $1,650,115, $1,656,000 and $1,663,000 for the years ended December 31, 1997, 1996 and 1995, respectively. Future payments under the lease are as follows (in thousands):


         1998                                               $  2,166
         1999                                                  2,166
         2000                                                  2,166
         2001                                                  2,166
         2002                                                  2,166
         Thereafter                                           24,719
                                                            --------
                      Total minimum rental payments           35,549
                       Amount representing interest           20,106
                                                            --------
           Present value of minimum rental payments         $ 15,443
                                                            ========

The property under capital lease is net of accumulated amortization of $7,901,000 in 1997 and $7,297,000 in 1996. Lease amortization expense was $580,000 in 1997, 1996 and 1995.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 7 -- RELATED PARTY TRANSACTIONS

The Company has marketing and administrative agreements with SFG under which SFG provides all of the Company's marketing and policyholder administration services. Amounts incurred under these agreements were $58,199,000, $52,102,000, and $38,954,000 for 1997, 1996 and 1995, respectively. A substantial portion of these amounts are commissions and are deferred as policy acquisition costs.

The Company has management agreements with SFG under which the latter provides certain personnel, administrative services and office space. Amounts incurred under these agreements were $3,883,000 in 1997 and $4,308,000 in 1996 and 1995.

The Company has investment advisory agreements with Security First Investment Management Corporation, a subsidiary of SFG. Fees of $5,711,000, $5,360,000 and $4,756,000 were paid in 1997, 1996 and 1995, respectively, pursuant to these agreements.


NOTE 8 -- OTHER SIGNIFICANT EVENTS

Effective December 31, 1996, the Company sold all of the common stock of its former subsidiary, Fidelity Standard Life. As a result of this transaction, the Company recognized a gain in 1996 of $3,879,000. As of December 31, 1996, the accompanying balance sheet includes receivables of $22,295,000 related to this sale. These receivables were settled in January 1997.

Prior to the sale of Fidelity Standard Life, the Company assumed all of the policyholder liabilities through several reinsurance agreements. No gain or loss was recognized on this transaction.


NOTE 9 -- IMPACT OF YEAR 2000 (unaudited)

Based on assessments during the past year, the Company has determined that it will require modification or replacement of significant portions of its software and hardware so that its computer systems will function properly with respect to dates in the year 2000 and thereafter. The Company presently believes that with modifications to existing software and conversions to new software and hardware, the Year 2000 issue will not pose any significant operational problems for its computer systems.

The Company has initiated formal communications with its significant suppliers to determine the extent to which the Company's interface systems are vulnerable to those third parties failure to remediate their own Year 2000 issues. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted and would not have an adverse effect on the Company's systems.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 9 -- IMPACT OF YEAR 2000 (unaudited) (continued)

The Company will utilize external resources to renovate or replace the software for Year 2000 modifications and internal resources to test this software. The Company anticipates completing the Line of Business applications by December 31, 1998, which is prior to any anticipated impact on operations. The client/server operating systems and applications, covering mostly internal financial and administrative functions, will be completed by June 30, 1999. The total cost of the Year 2000 project is estimated at $1.5 million and is being funded through operating cash flows.

The cost of the project and the date on which the Company believes it will complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those anticipated.

                         [ERNST & YOUNG LLP LETTERHEAD]


                         Report of Independent Auditors




To the Board of Directors
Security First Life Insurance Company
 and Contract Owners
Security First Life Separate Account A

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security First Life Separate Account A (comprised of Series B, G, T, P, I, FA, FG, FI, FO, FM, SU, SV, AS, SI, FC and
FE) as of December 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the respective mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security First Life Separate Account A (comprised of the above referenced Series) at December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                               /s/ ERNST & YOUNG, LLP


Los Angeles, California
April 17, 1998

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997


                                                          Series B        Series G        Series T       Series P        Series I
                                                        ------------    ------------    ------------    ------------   -------------
ASSETS
Investments

   Security First Trust - Bond Series
    (3,220,084 shares at
    net asset value of $3.95 per share;
    cost $12,589,166)                                   $ 12,725,070

   Security First Trust - Growth and Income Series
    (15,168,545 shares at net asset value
    of $15.52 per share; cost $197,793,491)                             $235,478,870

   T. Rowe Price Growth Stock Fund, Inc.
      (2,740,133 shares at net asset value of $28.99
      per share; cost $65,529,823)                                                      $ 79,436,465

   T. Rowe Price Prime Reserve Fund, Inc.
      (1,158,226 shares at net asset value of $1.00
      per share; cost $1,158,226)                                                                       $  1,158,226

   T. Rowe Price International Fund, Inc.
      (1,185,607 shares at net asset value of $13.42
      per share; cost $15,403,836)                                                                                      $ 15,910,839

Receivable from Security First Life Insurance
  Company for purchases                                       35,680         286,496          72,681                          30,802
Receivable from mutual funds                                                  44,474
Other assets                                                   1,684         600,665           1,574              64
                                                        ------------    ------------    ------------    ------------   -------------
 TOTAL ASSETS                                             12,762,434     236,410,505      79,510,720       1,158,290      15,941,641

SECURITY FIRST LIFE SEPARATE ACCOUNT A

DECEMBER 31, 1997



LIABILITIES                                                Series B        Series G        Series T        Series P        Series I
                                                       ------------    ------------    ------------    ------------    ------------
   Payable to Security First Life Insurance Company
      for mortality and expense risk                   $     13,662    $    249,454    $     66,238    $      1,998    $     13,556

   Payable to Security First Life Insurance Company
      for redemptions                                           562          21,670           4,003              24           2,120

   Payable to Mutual Funds                                   35,680         320,473             102

   Other liabilities                                                                                                            258
                                                       ------------    ------------    ------------    ------------    ------------

                         TOTAL LIABILITIES                   49,904         591,597          70,343           2,022          15,934


NET ASSETS

   Cost to Investors
      Series B Accumulation Units                        12,576,626
      Series G Accumulation Units                                       198,133,529
      Series T Accumulation Units                                                        65,533,735
      Series P Accumulation Units                                                                         1,156,268
      Series I Accumulation Units                                                                                        15,418,704

   Accumulated undistributed income
      Net unrealized appreciation                           135,904      37,685,379      13,906,642                         507,003
                                                       ------------    ------------    ------------    ------------    ------------

      NET ASSETS APPLICABLE TO OUTSTANDING
                          UNITS OF CAPITAL             $ 12,712,530    $235,818,908    $ 79,440,377    $  1,156,268    $ 15,925,707
                                                       ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997

                                                    Series B        Series G        Series T        Series P         Series I
                                                  ------------     ------------    ------------    ------------     ------------
INVESTMENT INCOME

      Dividends                                   $    641,352     $ 17,405,166    $  9,756,754    $    122,734     $    843,658

      Other investment income                            8,240          699,802          13,487             569            4,868
                                                  ------------     ------------    ------------    ------------     ------------

                                                       649,592       18,104,968       9,770,241         123,303          848,526

EXPENSES

      Charges for mortality and expense risk           116,771        2,061,073         612,657          22,237          139,767
                                                  ------------     ------------    ------------    ------------     ------------

                       NET INVESTMENT INCOME           532,821       16,043,895       9,157,584         101,066          708,759

INVESTMENT GAINS (LOSSES)

   Realized investment gains (losses)                 (124,988)       8,889,548       1,815,089                          268,968

   Unrealized appreciation (depreciation)
     of investments                                    410,594       16,749,933       4,506,669                         (809,176)
                                                  ------------     ------------    ------------                     ------------

              NET INVESTMENT GAINS (LOSSES)            285,606       25,639,481       6,321,758                         (540,208)
                                                  ------------     ------------    ------------    ------------     ------------

       INCREASE IN NET ASSETS RESULTING FROM
                                  OPERATIONS      $    818,427     $ 41,683,376    $ 15,479,342    $    101,066     $    168,551
                                                  ============     ============    ============    ============     ============

   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 1997


                                                     Series B         Series G       Series T        Series P        Series I
                                                  ------------     ------------    ------------    ------------     ------------
Operations

   Net investment income                          $    532,821     $ 16,043,895    $  9,157,584    $    101,066     $    708,759

   Net realized investment gains (losses)             (124,988)       8,889,548       1,815,089                          268,968

   Net unrealized investment appreciation
    (depreciation) during the year                     410,594       16,749,933       4,506,669                         (809,176)
                                                  ------------     ------------    ------------    ------------     ------------

      Increase in net assets resulting
        from operations                                818,427       41,683,376      15,479,342         101,066          168,551

Increase (decrease) in net assets resulting
     from capital unit transactions                  2,280,710       56,560,484       5,877,267      (1,463,226)       2,309,033
                                                  ------------     ------------    ------------    ------------     ------------

    TOTAL INCREASE (DECREASE) IN NET ASSETS          3,099,137       98,243,860      21,356,609      (1,362,160)       2,477,584

               NET ASSETS AT BEGINNING OF YEAR       9,613,393      137,575,048      58,083,768       2,518,428       13,448,123
                                                  ------------     ------------    ------------    ------------     ------------

                    NET ASSETS AT END OF YEAR     $ 12,712,530     $235,818,908    $ 79,440,377    $  1,156,268     $ 15,925,707
                                                  ============     ============    ============    ============     ============

   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 1996

                                                    Series B          Series G       Series T        Series P         Series I
                                                  ------------     ------------    ------------    ------------     ------------
Operations

   Net investment income                          $    486,838     $  7,322,600    $  4,167,376    $     99,635     $    262,347

   Net realized investment gains (losses)              (53,594)       2,094,280       1,100,192                           99,160

   Net unrealized investment appreciation
     (depreciation) during the year                   (280,479)       8,500,561       4,324,599                        1,142,988
                                                  ------------     ------------    ------------    ------------     ------------

      Increase in net assets resulting from
        operations                                     152,765       17,917,441       9,592,167          99,635        1,504,495

Increase (decrease) in net assets resulting
   from capital unit transactions                    2,936,243       49,078,301       4,958,300        (204,492)       3,609,567
                                                  ------------     ------------    ------------    ------------     ------------

   TOTAL INCREASE (DECREASE) IN NET ASSETS           3,089,008       66,995,742      14,550,467        (104,857)       5,114,062

               NET ASSETS AT BEGINNING OF YEAR       6,524,385       70,579,306      43,533,301       2,623,285        8,334,061
                                                  ------------     ------------    ------------    ------------     ------------

                     NET ASSETS AT END OF YEAR    $  9,613,393     $137,575,048    $ 58,083,768    $  2,518,428     $ 13,448,123
                                                  ============     ============    ============    ============     ============

   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

INVESTMENTS

DECEMBER 31, 1997
                                                                      SCHEDULE I

                                                                                 Carrying
                                                                                   Value          Unrealized         Cost
               Name of Issue                                          Shares      (Note A)        Appreciation     (Note B)
-------------------------------------------------------------         ------      --------        ------------     --------
Security First Trust Bond Series - capital shares                   3,220,084    $ 12,725,070    $    135,904    $ 12,589,166

Security First Trust Growth and Income Series - capital
      shares                                                       15,168,545    $235,478,870    $ 37,685,379    $197,793,491

T. Rowe Price Growth Stock Fund, Inc. - capital shares              2,740,133    $ 79,436,465    $ 13,906,642    $ 65,529,823

T. Rowe Price Prime Reserve Fund, Inc. - capital shares             1,158,226    $  1,158,226                    $  1,158,226

T. Rowe Price International Stock Fund, Inc. - capital shares       1,185,607    $ 15,910,839    $    507,003    $ 15,403,836

Note A The carrying value of the investments is the reported net asset value of the investment company's capital shares.

Note B  Cost is determined by using the first-in, first-out cost method.


   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS                                                           Series FA     Series FG     Series FI      Series FO    Series FM
                                                               ------------   -----------    ----------    ----------    ----------
Investments

   Fidelity Investments - VIP Asset Manager (7,455,253 shares at net asset value of $18.01 per share; cost $117,124,560)  $134,269,107

   Fidelity Investments - VIP Growth Portfolio (4,877,290
   shares at net asset value of $37.10 per share; cost                       $180,947,469
    $150,117,057)

   Fidelity Investments - VIP Index 500 (822,282 shares at
   net asset value of $114.39 per share; cost $78,222,594)                                 $ 94,060,879

   Fidelity Investments - VIP Overseas Portfolio (794,774
   shares at net asset value of $19.20 per share; cost
   $ 14,036,468)                                                                                         $ 15,259,668

   Fidelity Investments - VIP Money Market Fund (22,711,508
   shares at net asset value of $1.00 per share; cost
   $ 22,711,508)                                                                                                       $ 22,711,508

Receivable from Security First Life Insurance Company
  for purchases                                                     108,478       177,708       208,347         2,603       232,895
Receivable from mutual funds                                         30,508        33,806        79,027         3,196
Other assets                                                          2,524         1,004        11,143           873
                                                               ------------   -----------    ----------    ----------    ----------
  TOTAL ASSETS                                                  134,410,617   181,159,987    94,359,396    15,266,340    22,944,403

SECURITY FIRST LIFE SEPARATE ACCOUNT A

DECEMBER 31, 1997

LIABILITIES                                    Series FA     Series FG    Series FI     Series FO     Series FM
                                             ------------  ------------  ------------  ------------  ------------
   Payable to Security First Life Insurance
    Company for mortality and expense risk   $    163,032  $    213,973  $    109,868  $     17,800  $     27,076

   Payable to Security First Life Insurance
    Company for redemptions                        47,705        36,895         7,452         6,341         8,641

   Payable to Mutual Funds                        109,334       199,509       286,459         5,207       226,019

   Other liabilities                                                                                        3,298
                                             ------------  ------------  ------------  ------------  ------------

                   TOTAL LIABILITIES              320,071       450,377       403,779        29,348       265,034


NET ASSETS

   Cost to Investors
      Series FA Accumulation Units            116,945,999
      Series FG Accumulation Units                          149,879,198
      Series FI Accumulation Units                                        78,117,332
      Series FO Accumulation Units                                                       14,013,792
      Series FM Accumulation Units                                                                     22,679,369

   Accumulated undistributed income
      Net unrealized appreciation              17,144,547    30,830,412    15,838,285     1,223,200
                                             ------------  ------------  ------------  ------------  ------------

      NET ASSETS APPLICABLE TO OUTSTANDING
                          UNITS OF CAPITAL   $134,090,546  $180,709,610  $ 93,955,617  $ 15,236,992  $ 22,679,369
                                             ============  ============  ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997

                                                  Series FA       Series FG      Series FI       Series FO        Series FM
                                                 -----------     -----------     -----------     -----------     -----------
INVESTMENT INCOME
   Dividends                                     $11,378,838     $ 4,261,797     $ 1,220,405     $   943,935     $ 1,154,167

   Other investment income                            21,951         152,987         176,564          13,953           6,561
                                                 -----------     -----------     -----------     -----------     -----------

                                                  11,400,789       4,414,784       1,396,969         957,888       1,160,728

EXPENSES

   Charges for mortality and expense risk          1,431,442       1,838,829         762,267         163,548         277,456
                                                 -----------     -----------     -----------     -----------     -----------

                      NET INVESTMENT INCOME        9,969,347       2,575,955         634,702         794,340         883,272


INVESTMENT GAINS

   Realized investment gains                       1,354,839       6,816,420       2,142,914         183,119

   Unrealized investment appreciation
     during the year                               8,000,602      19,046,439      12,199,875         153,795
                                                 -----------     -----------     -----------     -----------

                        NET INVESTMENT GAINS       9,355,441      25,862,859      14,342,789         336,914
                                                 -----------     -----------     -----------     -----------     -----------

       INCREASE IN NET ASSETS RESULTING FROM
                                  OPERATIONS     $19,324,788     $28,438,814     $14,977,491     $ 1,131,254     $   883,272
                                                 ===========     ===========     ===========     ===========     ===========


   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 1997

                                                   Series FA        Series FG        Series FI        Series FO        Series FM
                                                  ------------     ------------     ------------     ------------     ------------
Operations

   Net investment income                          $  9,969,347     $  2,575,955     $    634,702     $    794,340     $    883,272

   Net realized investment gains                     1,354,839        6,816,420        2,142,914          183,119

   Net unrealized investment appreciation
      during the year                                8,000,602       19,046,439       12,199,875          153,795
                                                  ------------     ------------     ------------     ------------     ------------

      Increase in net assets resulting
         from operations                            19,324,788       28,438,814       14,977,491        1,131,254          883,272

Increase in net assets resulting from
   capital unit transactions                        23,348,022       39,688,474       47,598,152        3,587,791        4,463,628
                                                  ------------     ------------     ------------     ------------     ------------

                    TOTAL INCREASE IN NET ASSETS    42,672,810       68,127,288       62,575,643        4,719,045        5,346,900

                 NET ASSETS AT BEGINNING OF YEAR    91,417,736      112,582,322       31,379,974       10,517,947       17,332,469
                                                  ------------     ------------     ------------     ------------     ------------

                       NET ASSETS AT END OF YEAR  $134,090,546     $180,709,610     $ 93,955,617     $ 15,236,992     $ 22,679,369
                                                  ============     ============     ============     ============     ============


   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 1996

                                                   Series FA         Series FG        Series FI        Series FO        Series FM
                                                   ------------     ------------     ------------     ------------     ------------
Operations

   Net investment income                           $  2,292,810     $  2,666,686     $    219,013     $     44,644     $    475,162

   Net realized investment gains                        320,767          814,080          280,197           26,876

   Net unrealized investment appreciation
      during the year                                 5,114,840        5,048,213        2,889,708          819,437
                                                   ------------     ------------     ------------     ------------     ------------

      Increase in net assets resulting from
        operations                                    7,728,417        8,528,979        3,388,918          890,957          475,162

Increase in net assets resulting from
  capital unit transactions                          39,808,589       59,753,701       21,470,058        4,778,724        8,469,934
                                                   ------------     ------------     ------------     ------------     ------------

                    TOTAL INCREASE IN NET ASSETS     47,537,006       68,282,680       24,858,976        5,669,681        8,945,096

                 NET ASSETS AT BEGINNING OF YEAR     43,880,730       44,299,642        6,520,998        4,848,266        8,387,373
                                                   ------------     ------------     ------------     ------------     ------------


                       NET ASSETS AT END OF YEAR   $ 91,417,736     $112,582,322     $ 31,379,974     $ 10,517,947     $ 17,332,469
                                                   ============     ============     ============     ============     ============


   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

INVESTMENTS

DECEMBER 31, 1997


                                                                      SCHEDULE I

                                                                                Carrying
                                                                                  Value        Unrealized        Cost
                         Name of Issue                              Shares      (Note A)       Appreciation    (Note B)
---------------------------------------------------------           ------      --------       ------------    --------
Fidelity Investments VIP Asset Manager - capital shares           7,455,253    $134,269,107    $ 17,144,547    $117,124,560

Fidelity Investments VIP Growth Portfolio - capital shares        4,877,290    $180,947,469    $ 30,830,412    $150,117,057

Fidelity Investments VIP Index 500 - capital shares                 822,282    $ 94,060,879    $ 15,838,285    $ 78,222,594

Fidelity Investments Overseas Portfolio - capital shares            794,774    $ 15,259,668    $  1,223,200    $ 14,036,468

Fidelity Investments VIP Money Market Fund - capital shares      22,711,508    $ 22,711,508                    $ 22,711,508


Note A The carrying value of the investments is the reported net asset value of the investment company's capital shares.

Note B  Cost is determined by using the first-in, first-out cost method.

   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

                                                     Series SU     Series SV     Series AS     Series SI     Series FC    Series FE
                                                    -----------   -----------   -----------   -----------   -----------  -----------
ASSETS

Investments

Security First Trust - U.S. Government Income
Series (6,578,529 shares at net asset value of
$5.26 per share; cost $34,171,356)                  $34,611,350

Security First Trust - Equity Series (6,984,622
shares at net asset value of $7.63 per share;
cost $45,919,942)                                                 $53,277,540

Alger American Small Capitalization Portfolio
(943,637 shares at net asset value of $43.75 per
share; cost $37,354,356)                                                        $41,284,140

Scudder International Fund (449,900 shares at net
asset value of $14.11 per share; cost $6,142,013)                                             $ 6,348,087

Fidelity Investments - VIP Contra Fund (3,763,450
shares at net asset value of $19.94 per share;
cost $63,042,774)                                                                                           $75,043,202

Fidelity Investments - VIP Equity Income Portfolio
(720,269 shares at net asset value of $24.28 per
share; cost $15,191,468)                                                                                                 $17,488,141

Receivable from Security First Life
   Insurance Company for purchases                        1,584         4,140        74,373        24,943       177,728          902
Receivable from mutual funds                             17,251        11,002           388            60        10,250          699
Other assets                                                                          1,088         1,044         9,270       11,364
                                                    -----------   -----------   -----------   -----------   -----------  -----------

                                  TOTAL ASSETS       34,630,185    53,292,682    41,359,989     6,374,134    75,240,450   17,501,106

SECURITY FIRST LIFE SEPARATE ACCOUNT A

DECEMBER 31, 1997

LIABILITIES

                                                   Series SU      Series SV    Series AS     Series SI     Series FC     Series FE
                                                  -----------   -----------   -----------   -----------   -----------   -----------
   Payable to Security First Life Insurance
    Company for mortality and expense risk            $41,939   $    62,425   $    52,141   $     8,046   $    94,058   $    22,678

   Payable to Security First Life Insurance
    Company for redemptions                             8,048        14,612         6,036           224         8,033         4,531

   Payable to Mutual Funds                             16,440        11,871        75,360        25,003       187,533         1,398

   Other liabilities                                      894         1,825
                                                  -----------   -----------   -----------   -----------   -----------   -----------

                              TOTAL LIABILITIES        67,321        90,733       133,537        33,273       289,624        28,607


NET ASSETS

   Cost to investors
      Series SU Accumulation Units                 34,122,871
      Series SV Accumulation Units                               45,844,351
      Series AS Accumulation Units                                             37,296,668
      Series SI Accumulation Units                                                            6,134,787
      Series FC Accumulation Units                                                                         62,950,398
      Series FE Accumulation Units                                                                                       15,175,826

   Accumulated undistributed income
       Net unrealized appreciation                    439,993     7,357,598     3,929,784       206,074    12,000,428     2,296,673
                                                  -----------   -----------   -----------   -----------   -----------   -----------

           NET ASSETS APPLICABLE TO OUTSTANDING
                               UNITS OF CAPITAL   $34,562,864   $53,201,949   $41,226,452   $ 6,340,861   $74,950,826   $17,472,499
                                                  ===========   ===========   ===========   ===========   ===========   ===========


   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997



                                                    Series SU    Series SV     Series AS      Series SI     Series FC     Series FE
                                                   -----------  -----------   -----------    -----------   -----------   -----------
INVESTMENT INCOME

      Dividends                                    $ 1,507,408  $ 4,569,512   $ 1,075,765    $    59,991   $ 1,012,048   $   659,887

      Other investment income (loss)                    (6,392)      33,126        37,269          8,198       129,605        35,018
                                                   -----------  -----------   -----------    -----------   -----------   -----------

                                                     1,501,016    4,602,638     1,113,034         68,189     1,141,653       694,905


EXPENSES

      Charges for mortality and expense risk           331,048      504,191       410,910         58,139       693,095       152,789
                                                   -----------  -----------   -----------    -----------   -----------   -----------

                           NET INVESTMENT INCOME     1,169,968    4,098,447       702,124         10,050       448,558       542,116


INVESTMENT GAINS (LOSSES)

      Net realized investment gains (losses)            68,543      866,363    (1,107,270)        73,324     1,353,917        80,187

      Unrealized investment appreciation               346,517    4,977,323     3,933,637         74,470     8,445,340     1,848,038
                                                   -----------  -----------   -----------    -----------   -----------   -----------


                           NET INVESTMENT GAINS        415,060    5,843,686     2,826,367        147,794     9,799,257     1,928,225
                                                   -----------  -----------   -----------    -----------   -----------   -----------

          INCREASE IN NET ASSETS RESULTING FROM
                                     OPERATIONS    $ 1,585,028  $ 9,942,133   $ 3,528,491    $   157,844   $10,247,815   $ 2,470,341
                                                   ===========  ===========   ===========    ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 1997



                                                    Series SU    Series SV     Series AS     Series SI      Series FC     Series FE
                                                  ------------  ------------  ------------  ------------  ------------  ------------
Operations

   Net investment income                          $  1,169,968  $  4,098,447  $    702,124  $     10,050  $    448,558  $    542,116

   Net realized investment gains (losses)               68,543       866,363    (1,107,270)       73,324     1,353,917        80,187

   Net unrealized investment appreciation
     during the  year                                  346,517     4,977,323     3,933,637        74,470     8,445,340     1,848,038
                                                  ------------  ------------  ------------  ------------  ------------  ------------

      Increase in net assets resulting
        from operations                              1,585,028     9,942,133     3,528,491       157,844    10,247,815     2,470,341

Increase in net assets resulting from
   capital unit transactions                        14,141,455    14,984,359    17,346,956     4,143,499    34,652,276     9,173,378
                                                  ------------  ------------  ------------  ------------  ------------  ------------

                   TOTAL INCREASE IN NET ASSETS     15,726,483    24,926,492    20,875,447     4,301,343    44,900,091    11,643,719

                NET ASSETS AT BEGINNING OF YEAR     18,836,381    28,275,457    20,351,005     2,039,518    30,050,735     5,828,780
                                                  ------------  ------------  ------------  ------------  ------------  ------------

                      NET ASSETS AT END OF YEAR   $ 34,562,864  $ 53,201,949  $ 41,226,452  $  6,340,861  $ 74,950,826  $ 17,472,499
                                                  ============  ============  ============  ============  ============  ============


   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 1996


                                                 Series SU      Series SV      Series AS       Series SI     Series FC    Series FE
                                               ------------   ------------  ------------   ------------   ------------  ------------
Operations

   Net investment income (loss)                $    626,839   $  2,031,476  $   (123,234)  $       (357)  $    (87,943) $     24,457

   Net realized investment gains                      4,734        136,458        31,846         12,881         20,969        28,195

   Net unrealized investment appreciation
        (depreciation) during the year             (154,056)     1,247,963        88,899        121,032      3,462,652       402,870
                                               ------------   ------------  ------------   ------------   ------------  ------------

        Increase (decrease) in net assets
            resulting from operations               477,517      3,415,897        (2,489)       133,556      3,395,678       455,522

Increase in net assets resulting from
   capital unit transactions                      9,107,385     11,774,074    15,547,005      1,523,514     20,780,230     4,568,738
                                               ------------   ------------  ------------   ------------   ------------  ------------


                 TOTAL INCREASE IN NET ASSETS     9,584,902     15,189,971    15,544,516      1,657,070     24,175,908     5,024,260

              NET ASSETS AT BEGINNING OF YEAR     9,251,479     13,085,486     4,806,489        382,448      5,874,827       804,520
                                               ------------   ------------  ------------   ------------   ------------  ------------

                    NET ASSETS AT END OF YEAR  $ 18,836,381   $ 28,275,457  $ 20,351,005   $  2,039,518   $ 30,050,735  $  5,828,780
                                               ============   ============  ============   ============   ============  ============


   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

INVESTMENTS

DECEMBER 31, 1997
                                                                      SCHEDULE I

                                                                            Carrying
                                                                             Value         Unrealized       Cost
                    Name of Issue                           Shares         (Note A)       Appreciation     (Note B)
-----------------------------------------------------       ------         --------       ------------     --------
Security First Trust U. S. Government
   Income Series - capital shares                           6,578,529     $34,611,350     $   439,993     $34,171,357

Security First Trust Equity Series - capital shares         6,984,622     $53,277,540     $ 7,357,598     $45,919,942

Alger American Small Capitalization Portfolio
  - capital shares                                            943,637     $41,284,140     $ 3,929,784     $37,354,356

Scudder International Fund - capital shares                   449,900     $ 6,348,087     $   206,074     $ 6,142,013

Fidelity Investments VIP Contra Fund - capital shares       3,763,450     $75,043,202     $12,000,428     $63,042,774

Fidelity Investments VIP Equity Income Portfolio
   - capital shares                                           720,269     $17,488,141     $ 2,296,673     $15,191,468


Note A The carrying value of the investments is the reported net asset value of the investment company's capital shares.

Note B Cost is determined by using the first-in, first-out cost method.



   The accompanying notes are an integral part of these financial statements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997


NOTE 1 -- BASIS OF PRESENTATION

Security First Life Separate Account A (the Separate Account) was established on May 29, 1980, as a separate account of Security First Life Insurance Company (Security Life), the sponsor company, and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is designed to provide annuity benefits pursuant to certain variable annuity contracts (the Contracts) issued by Security Life.

In accordance with the terms of the Contracts, all payments allocated to the Separate Account by the contract owners must be allocated to purchase shares of any or all of four series of Security First Trust (the Trust), a Massachusetts business trust, and twelve mutual funds (the investment companies). The series of the Trust are Bond Series, Growth and Income Series, Equity Series, and U.S. Government Income Series and the mutual funds are T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price International Stock Fund, Inc., Alger American Small Capitalization Portfolio, Scudder International Fund, and Fidelity Investments: VIP Asset Manager, VIP Growth Portfolio, VIP Index 500, VIP Overseas Portfolio, VIP Contra Fund, VIP Equity Income Portfolio and VIP Money Market Fund. The Trust and the investment companies are registered as diversified, open-end management investment companies under the Investment Company Act of 1940. The Separate Account is correspondingly divided into sixteen series of Accumulation Units, Series B, G, SU, SV, T, P, I, AS, SI, FA, FG, FI, FO, FC, FE and FM, relating to investments in each of the investment companies, respectively.

All series of the Trust receive administrative services for a fee from Security First Investment Management Corporation (Security Management). Security First Financial, Inc. (Security Financial) is the principal underwriter for the Contracts. Security Life, Security Management, and Security Financial are wholly-owned subsidiaries of Security First Group, Inc. which became a wholly-owned subsidiary of Metropolitan Life Insurance Company on October 30, 1997. Investment advice is provided to the Security First Trust Growth and Income Series by T. Rowe Price Associates, Inc., by Neuberger and Berman to the Security First Trust Bond Series, and to the Security First Trust Equity and U.S. Government Income Series by Virtus Capital Management.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

NOTE 1 -- BASIS OF PRESENTATION (continued)

The Separate Account and each series therein are administered and accounted for as part of the business of Security Life. The investment income and capital gains and losses of each Separate Account series are identified with the assets held for that series in accordance with the terms of the Contracts, without regard to investment income and capital gains and losses arising out of any other business Security Life may conduct.

The Separate Account incurs no liability for remuneration to directors, advisory boards, officers or such other persons who may from time to time perform services for the Separate Account.

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS -- Investments are carried at fair value, which is determined by multiplying the investment companies' shares owned by the Separate Account by the reported net asset value per share of each respective investment company. Realized investment gains and losses are determined on the first-in, first-out cost basis.

EXPENSES AND CHARGES -- The Separate Account accrues charges incurred for the mortality and expense risk assumed by Security Life. The charges are calculated daily by multiplying the value of the assets of the Separate Account by the daily mortality and expense risk rate. Security Life has the option of calling for payment of such charges at any time. The following table illustrates the rates for the respective contracts:

         Contract Type                   Annual Rate       Daily Rate
         -------------                   -----------       ----------
SF 135R; SF 234; SF 89; SF 224FL;
     SF 236FL; SF 1700 Contracts             .89%          .0000244
SF 228DC Contracts                          1.25%          .0000342
SF 135R2S Contracts                         1.15%          .0000315
SF 230; SF 224R1; SF 226R1 Contracts        1.35%          .0000370
SF 135R2 Contracts                          1.40%          .0000384

SECURITY FIRST LIFE SEPARATE ACCOUNT A

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (continued)

The following charges are deducted from a contract holder's account by Security Life as a capital transaction by reducing the separate account units held, and such charges are not an expense of the Separate Account. An administration charge (contract charge) is deducted from each contract and paid to Security Life at the end of each contract year prior to the annuity date, and when the entire contract value is withdrawn on any date other than a contract anniversary. In the event that a participant withdraws all or a portion of the participant's account, a contingent deferred sales charge (CDSC) may be applied to the amount of the contract value withdrawn to cover certain expenses relating to the sale of contracts. The following table illustrates contract charges and CDSC with respect to the various types of contracts:

                                Maximum Contract
       Contract Type             Charge Per Year                            CDSC
       -------------             ---------------                            ----
      SF 236FL                            $12.00              Based on elapsed time since premium received.
                                                              Disappears on or before 6th anniversary.

      SF 224FL                            $40.00              Based on elapsed time since premium received.
                                                              Disappears on or before 6th anniversary.

      SF 1700                             $42.50              Based on elapsed time since premium received.
                                                              Disappears on or before 6th anniversary.

      SF 224R1, SF 230                         *              Based on elapsed time since premium received.
                                                              Disappears on or before 5th anniversary.

      Group Form
        226R1                             $41.50              Seven percent of premium received.
                                                              Disappears on or before 6th anniversary.

      All other group                     $19.50              Five percent of premium received.
                                                              Disappears on or before 6th anniversary.

      SF 135R2V                               **              None

      SF 135R2S, SF 135R2C                    **              Based on elapsed time since premium received.
                                                              Disappears after 7th year.

      *  $55 (Currently being waived).
      ** .15% annually of average account value (currently being waived).

SECURITY FIRST LIFE SEPARATE ACCOUNT A

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (continued)

In addition, transaction charges of $10 are incurred for each surrender or annuitization. Upon conversion of either accumulation or annuity units from one series to another, a $10 conversion charge is incurred. The amount deducted for contract charges and CDSC was $1,061,306 for the year ended December 31, 1997, and $513,405 for the year ended December 31, 1996.

INCOME RECOGNITION AND REINVESTMENT -- Income is recognized as declared payable by the investment companies. All distributions received are reinvested in the investment companies.


NOTE 3 -- FEDERAL INCOME TAXES

The operations of the Separate Account form a part of, and are taxed with, the operations of Security Life, which is taxed as a "life insurance company" under the Internal Revenue Code, and as such, Security Life is liable for income taxes, if any, which become payable with respect to the Separate Account's operations.

Separate accounts are generally required to meet certain diversification requirements for their assets. However, separate accounts which solely provide benefits for "pension plan contracts" are exempt from the diversification requirements. Pension plan contracts include: (i) tax qualified plans; (ii) employee annuities; (iii) plans for employees of life insurance companies; (iv) tax sheltered annuities of exempt organizations; (v) individual retirement accounts or annuities, and (vi) deferred compensation plans of certain governmental or tax-exempt organizations. The Contracts issued by Security Life are offered in connection with both pension plan contracts and non-qualified contracts, therefore the Separate Account is subject to the diversification requirements. Management believes that the Separate Account has met the diversification requirements.

SECURITY FIRST LIFE SEPARATE ACCOUNT A

NOTE 4 -- CAPITAL TRANSACTIONS

Additions and deductions to units of capital consisting of the effect of capital unit transactions were as follows:

                                    Additions to Capital        Deductions From Capital
                                      $           Units            $             Units
                                 ----------     ----------     ----------     ----------
Year ended December 31, 1997:

SF 226R1; SF 228DC Contracts

Series B Accumulation Units       1,454,857        161,968      2,222,593        255,587
Series G Accumulation Units      31,042,330      2,023,469     18,299,082      1,273,695
Series FA Accumulation Units     16,861,300      2,260,447     20,550,274      2,914,536
Series FG Accumulation Units     24,047,220      2,718,139     23,181,360      2,836,909
Series FI Accumulation Units     25,839,798      2,590,459     11,992,236      1,323,107
Series FO Accumulation Units        676,805         96,009      3,024,539        431,009
Series FM Accumulation Units     34,039,726      6,010,978     41,104,341      7,257,641
Series SU Accumulation Units      4,217,960        757,368      6,638,272      1,191,234
Series AS Accumulation Units     15,197,790      2,242,386     11,790,183      1,911,329
Series SI Accumulation Units      3,350,813        472,812        880,405        127,900
Series FC Accumulation Units     29,023,362      3,457,635     11,801,326      1,548,439

SF 135R2 Contracts

Series B Accumulation Units       3,489,097        391,482        208,955         23,190
Series G Accumulation Units      27,974,005      1,827,071      1,007,953         61,587
Series FA Accumulation Units     22,037,238      3,083,772      1,118,816        145,718
Series FG Accumulation Units     29,266,279      3,456,848      2,096,800        221,099
Series FI Accumulation Units     21,704,130      2,243,395        880,069         84,619
Series FO Accumulation Units      5,206,390        713,113        321,230         41,040
Series FM Accumulation Units     91,417,945     15,908,209     80,431,227     13,960,948
Series SU Accumulation Units     16,459,936      2,907,217      1,379,636        241,387
Series AS Accumulation Units     14,561,015      2,303,839      1,072,603        152,394
Series SI Accumulation Units      1,406,153        199,513         59,297          8,138
Series FC Accumulation Units     16,309,026      2,064,971        617,179         70,030
Series FE Accumulation Units      9,709,051      1,220,079        535,673         66,368
Series SV Accumulation Units     14,910,993      2,340,582      1,268,768        189,923

SF 135R; SF 234; SF 224FL;
SF 236FL; SF 1700 Contracts

Series B Accumulation Units       1,251,814         66,317      1,258,763         66,260
Series G Accumulation Units      22,168,547        464,927     10,162,988        208,324
Series T Accumulation Units      13,912,418        337,577      8,035,151        194,789
Series P Accumulation Units       1,356,696         98,277      2,819,922        202,716
Series I Accumulation Units       5,494,020        613,377      3,184,987        356,665
Series FA Accumulation Units      5,261,860        725,367      2,416,199        336,103
Series FG Accumulation Units     10,795,331      1,233,017      5,486,217        645,857
Series FI Accumulation Units      9,999,482      1,019,149      1,804,657        183,675

SECURITY FIRST LIFE SEPARATE ACCOUNT A


Series FM Accumulation Units       3,155,789        540,467      1,884,995        325,446

NOTE 4 -- CAPITAL TRANSACTIONS (continued)

                                    Additions to Capital         Deductions From Capital
                                       $             Units           $             Units
                                   ----------     ----------     ----------     ----------
SF 135R2S

Series SU Accumulation Units       2,886,460        512,287      1,432,766        253,595
Series SV Accumulation Units       4,591,111        589,309      3,248,977        402,282
Series FM Accumulation Units       7,288,893      1,266,880      7,902,058      1,372,807
Series FG Accumulation Units       3,427,275        399,201      1,490,263        165,593
Series FO Accumulation Units       1,726,903        274,657        676,538        105,526

SF 224R1; SF 230

Series B Accumulation Units          509,920         59,735        734,667         85,140
Series G Accumulation Units        8,895,697        547,437      4,050,072        249,469
Series FA Accumulation Units       6,970,487        948,458      3,697,574        504,142
Series FG Accumulation Units       7,792,635        871,059      3,385,626        379,160
Series FI Accumulation Units       5,441,074        544,189        709,370         68,289
Series FM Accumulation Units         455,713         79,801        571,817         71,385
Series SU Accumulation Units          27,773          4,830             --             --
Series AS Accumulation Units         453,797         64,797          2,860            423
Series SI Accumulation Units         369,791         51,424         43,556          5,917
Series FC Accumulation Units       1,768,831        226,463         30,420          3,385

Year ended December 31, 1996:

SF 135R; SF 226R1;
SF 228DC Contracts

Series B Accumulation Units        1,457,968        173,008        288,184         34,370
Series G Accumulation Units       14,597,742      1,163,010      1,544,237        124,761
Series FA Accumulation Units      15,083,889      2,386,263      4,817,387        761,858
Series FG Accumulation Units      25,437,990      3,316,801      3,090,860        403,159
Series FI Accumulation Units      14,245,149      1,834,275      1,074,884        134,904
Series FO Accumulation Units       1,140,778        176,902        169,596         26,298
Series FM Accumulation Units      26,932,483      4,853,215     20,523,960      3,697,741
Series SU Accumulation Units       2,374,207        434,190        109,775         20,040
Series AS Accumulation Units      16,999,648      2,501,793      1,452,643        213,708
Series SI Accumulation Units       1,670,305        266,302        146,791         23,697
Series FC Accumulation Units      21,801,795      3,201,615      1,021,565        149,159
Series FE Accumulation Units       4,806,768        746,267      2,380,030         36,019
Series SV Accumulation Units       1,544,460        285,804         20,817          3,618

SF 234; SF 224FL; SF 236FL;
SF 1700 Contracts

Series B Accumulation Units          931,484         51,367      1,065,392         59,149
Series G Accumulation Units       13,106,032        341,108      7,100,392        185,366
Series T Accumulation Units       11,430,218        348,446      6,471,918        196,812
Series P Accumulation Units          653,049         49,155        857,541         64,727
Series I Accumulation Units        5,543,290        691,905      1,933,723        240,937
Series FA Accumulation Units       4,879,721        801,224      2,064,517        336,514
Series FG Accumulation Units      11,230,260      1,527,712      2,716,606        362,785
Series FI Accumulation Units       4,604,737        613,367        791,378        103,660

SECURITY FIRST LIFE SEPARATE ACCOUNT A


   Series FM Accumulation Units      1,759,008        317,763      1,732,158        312,636

                                      Additions to Capital         Deductions From Capital
                                       $             Units           $             Units
                                    ----------     ----------     ----------     ----------
   SF 135R2S

   Series SU Accumulation Units      7,593,093      1,416,303        750,140        139,104
   Series SV Accumulation Units     11,598,037      1,831,596      1,347,606        210,583
   Series FM Accumulation Units     10,241,054      1,826,561      9,046,976      1,610,850
   Series FG Accumulation Units      8,059,593      1,075,155        808,401        107,079
   Series FO Accumulation Units      4,116,962        747,815        309,420         56,136

   SF 224R1: SF 230

   Series B Accumulation Units       1,957,058        257,080         56,691         28,429
   Series G Accumulation Units      30,537,423      2,308,139        518,267        127,912
   Series FA Accumulation Units     27,219,472      4,255,909        492,589        165,276
   Series FG Accumulation Units     22,127,890      2,858,154        486,165        114,979
   Series FI Accumulation Units      4,650,004        583,863        163,570         35,543
   Series FM Accumulation Units        862,152        131,031         21,669          9,661


NOTE 5 -- UNITS OF CAPITAL

The following are the units outstanding and corresponding unit values as of December 31, 1997:

                                  Units
      Description             Outstanding      Unit Value
      -----------             -----------      ----------
SF 226R1; SF 228DC Contracts

Series B Accumulation Units        215,747     $    9.35
Series G Accumulation Units      2,893,417         17.29
Series FA Accumulation Units     6,838,501          8.12
Series FG Accumulation Units     6,614,665          9.85
Series FI Accumulation Units     3,577,094         11.19
Series FO Accumulation Units        35,006          7.56
Series FM Accumulation Units       652,200          5.85
Series AS Accumulation Units     3,353,442          7.40
Series SI Accumulation Units       653,022          7.13
Series FC Accumulation Units     5,895,334          9.24

SECURITY FIRST LIFE SEPARATE ACCOUNT A


                                  Units
      Description             Outstanding      Unit Value
      -----------             -----------      ----------
SF 135R2 Contracts

Series B Accumulation Units        368,292     $    9.35
Series G Accumulation Units      1,765,484         17.28
Series FA Accumulation Units     2,938,054          8.12
Series FG Accumulation Units     3,235,749          9.84
Series FI Accumulation Units     2,158,776         11.19
Series FO Accumulation Units       672,073          7.56
Series FM Accumulation Units     1,947,261          5.84
Series SU Accumulation Units     2,665,830          5.87
Series AS Accumulation Units     2,151,445          7.40
Series SI Accumulation Units       191,375          7.12
Series FC Accumulation Units     1,994,941          9.24
Series FE Accumulation Units     1,995,080          8.76
Series SV Accumulation Units     2,432,845          7.14

SF 135R; SF 234; SF 224FL;
SF 236FL; SF 1700 Contracts

Series B Accumulation Units        269,783         20.11
Series G Accumulation Units      2,052,536         53.68
Series T Accumulation Units      1,724,685         46.06
Series P Accumulation Units         82,240         14.05
Series I Accumulation Units      1,825,908          8.72
Series FA Accumulation Units     2,329,571          7.87
Series FG Accumulation Units     3,138,529          9.51
Series FI Accumulation Units     1,670,379         10.95
Series FM Accumulation Units       886,537          5.92

SF 135R2S Contracts

Series SU Accumulation Units     3,228,563          5.85
Series SV Accumulation Units     3,994,635          8.97
Series FM Accumulation Units       250,149          5.91
Series FG Accumulation Units     2,286,120          9.69
Series FO Accumulation Units     1,528,760          6.47

SF 224R1; SF 230

Series B Accumulation Units        203,246          8.99
Series G Accumulation Units      2,478,195         18.20
Series FA Accumulation Units     4,534,949          8.03
Series FG Accumulation Units     3,235,074          9.81
Series FI Accumulation Units     1,024,220         11.23
Series FM Accumulation Units       129,786          5.86
Series SU Accumulation Units         4,830          5.87
Series AS Accumulation Units        64,374          7.40
Series SI Accumulation Units        45,507          7.13
Series FC Accumulation Units       223,078          9.24

SECURITY FIRST LIFE SEPARATE ACCOUNT A

NOTE 6 -- IMPACT OF YEAR 2000 (unaudited)

Security First Group will utilize external resources to renovate or replace the software for Year 2000 modifications and internal resources to test this software. Security First Group anticipates completing the Line of Business applications by December 31, 1998, which is prior to any anticipated impact on operations. The client/server operating systems and applications, covering most internal financial and administrative functions, will be completed by June 30, 1999. The total cost of the Year 2000 project is estimated at $1.5 million and is being funded through operating cash flows of Security First Group (Security First Life Separate Account A will incur no costs as a result of this project).

The cost of the project and the date on which Security First Group believes it will complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those anticipated.

                           PART C - OTHER INFORMATION


Item 24.    Financial Statements and Exhibits

        (a) Financial Statements contained herein

               (1) Security First Life Insurance Company

               (2) Security First Life Separate Account A

                      Part A - Condensed Financial Information
                      Part B - Statement of Assets and Liabilities, Statement of
                               Operations, Statement of Changes in Net Assets, Statement of Investments

                      Part B - Depositor's financial statements with notes

        (b) Exhibits

                      (10) Consent of Independent Auditors - herewith
                      (13) Organizational Chart

All previously filed Exhibits to Security First Life Separate Account A registration statement and all post-effective amendments thereto are specifically incorporated herein by reference.


Item 25.    Directors and Officers of the Depositor

The officers and directors of Security First Life Insurance Company are listed below. Their principal business address is 11365 West Olympic Boulevard, Los Angeles, California 90064.

Name                                         Position and Offices with Depositor
----                                         -----------------------------------
David A. Levene                              Chairman of the Board and Director
John K. Bruins                               Director
Steven T. Cates                              Director
Terence Lennon                               Director
Gail A. Praslick                             Director
Joseph A. Reali                              Director
Anthony J. Williamson                        Director
Richard C. Pearson                           Director, President and General Counsel
Howard H. Kayton                             Executive Vice President and Chief
                                             Actuary
Brian J. Finneran                            Senior Vice President
Jane F. Eagle                                Senior Vice President
Peter R. Jones                               Senior Vice President
Cheryl M. MacGregor                          Senior Vice President
Alex H. Masson                               Senior Vice President
Anthony J. Williamson                        Senior Vice President, Chief Investment
                                             Officer
George R. Bateman                            Vice President
James C. Turner                              Vice President
Leo Brown                                    Assistant Vice President
Steven J. Brash                              Assistant Vice President

Ronald Mare                                  Assistant Vice President
Cheryl J. Finney                             Associate General Counsel and Assistant
                                             Secretary
Patrizia DiMolfetta                          Controller
James Bossert                                Assistant Controller
George J. Olah                               Treasurer
Louis Ragusa                                 Secretary
Richard G. Mandel                            Assistant Secretary


Item 26.    Persons Controlled by or under Common Control with
            Depositor of Registrant

The Registrant is a Separate Account of Security First Life Insurance Company ("depositor"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the depositor, see Exhibit 13.

Item 27.    Number of Contract Owners

As of March 31, 1998 there were 1,008 owners of the Contracts which are the subject of this post-effective amendment.

Item 28.    Indemnification

None

Item 29.    Principal Underwriters

Security First Financial, Inc. is the principal underwriter for Security First Life Separate Account A.

The following are the directors and officers of Security First Financial, Inc. Their principal business address is 11365 West Olympic Boulevard, Los Angeles, California 90064.

Name                                         Position with Underwriter
----                                         -------------------------
Richard C. Pearson                           Director, President, General Counsel and
                                             Secretary
Jane Frances Eagle                           Director, Senior Vice President and
                                             Treasurer
Peter R. Jones                               Senior Vice President
Howard H. Kayton                             Senior Vice President and Chief Actuary
James Cyrus Turner                           Vice President and Assistant Secretary
Alan G. Arthurs                              Assistant Vice President
*Barbara J. Ellner                           Supervisor of Compliance

* not an officer

                   Net
Name of            Underwriting      Compensation on
Principal          Discount and      Redemption or     Brokerage
Underwriter        Commissions*      Annuitization     Commission        Compensation
-----------        ------------      -------------     ----------        ------------
Security First     None              None              None              None
Financial, Inc.

*Fee paid by Security First Life Insurance Company for serving as underwriter.


Item 30.    Location of Accounts and Records

Security First Financial, Inc., underwriter for the registrant, is located at 11365 West Olympic Boulevard, Los Angeles, California 90064. It maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Security First Life Insurance Company, the depositor for the registrant, is located at 11365 West Olympic Boulevard, Los Angeles, California 90064. It maintains those accounts and records required to be maintained by it pursuant to
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder and as custodian for the Registrant.

Security First Group, Inc. is located at 11365 West Olympic Boulevard, Los Angeles, California 90064. It performs substantially all of the recordkeeping and administrative services in connection with the Registrant.

Item 31.    Management Services

Not applicable.

Item 32.    Undertakings

 Registrant makes the following undertakings:

Security First Life represents that the charges deducted under the Contracts described herein this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Security First.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amended Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on this 29th day of April 1998.

                                        SECURITY FIRST LIFE SEPARATE ACCOUNT A
                                                        (Registrant)

                                        By SECURITY FIRST LIFE INSURANCE COMPANY
                                                        (Sponsor)


                                        By  /s/ Richard C. Pearson
                                            -----------------------------
                                            Richard C. Pearson, President

As required by the Securities Act of 1933, this Post-Effective amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                  Title                      Date
---------                                  -----                      ----


/s/ Richard C. Pearson            President, Chief Executive      April 29, 1998
--------------------------        Officer and Director
Richard C. Pearson

/s/ Jane F. Eagle                 Senior Vice President,
--------------------------        and Chief Financial Officer     April 29, 1998
Jane F. Eagle


/s/ David A. Levene*              Chairman, Director              April 29, 1998
--------------------------
David A. Levene


/s/ John K. Bruins*               Director                        April 29, 1998
--------------------------
John K. Bruins


/s/ Steven T. Cates*              Director                        April 29, 1998
--------------------------
Steven T. Cates


/s/ Terence Lennon*               Director                        April 29, 1998
--------------------------
Terence Lennon


/s/ Gail A. Praslick*             Director                        April 29, 1998
--------------------------
Gail A. Praslick


/s/ Joseph A. Reali*              Director                        April 29, 1998
--------------------------
Joseph A. Reali


/s/ Anthony J. Williamson*        Director                        April 29, 1998
--------------------------
Anthony J. Williamson




/s/ Richard C. Pearson
--------------------------
*(Richard C. Pearson as                                           April 29, 1998
Attorney-in-Fact for each
of the persons indicated)

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of SECURITY FIRST LIFE INSURANCE COMPANY, a Delaware corporation, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement and amendments thereto for the registration under said Acts of the sale of certain Group Flexible premium Variable Annuity Contracts designated SF224-FL in connection with Security First Life Separate Account A (Registration No. IC 811-3365), hereby constitute and appoint Richard C. Pearson, Howard H. Kayton and Jane F. Eagle, his attorney, with full power of substitution and resubstitution, for and in his name, office and stead, in any and all capacities, to approve and sign such Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

     IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.


/s/ David A. Levene                          3/15/98
---------------------------------------      ------------------
David A. Levene, Director                    Date


/s/ John K. Bruins                           3/20/98
---------------------------------------      ------------------
John K. Bruins, Director                     Date


/s/ Steven T. Cates                          4/13/98
---------------------------------------      ------------------
Steven T. Cates, Director                    Date


/s/ Terence Lennon                           3/19/98
---------------------------------------      ------------------
Terence Lennon, Director                     Date


/s/ Gail A. Praslick                         3/17/98
---------------------------------------      ------------------
Gail A. Praslick, Director                   Date


/s/ Joseph A. Reali                          3/26/98
---------------------------------------      ------------------
Joseph A. Reali, Director                    Date


/s/ Anthony J. Williamson                    3/26/98
---------------------------------------      ------------------
Anthony J. Williamson, Director              Date


/s/ Richard C. Pearson                       3/26/98
---------------------------------------      ------------------
Richard C. Pearson, Director and             Date
Attorney-in-fact


/s/ Howard Kayton                            3/26/98
---------------------------------------      ------------------
Howard Kayton, Attorney-in-fact              Date


/s/ Jane F. Eagle                            3/26/98
---------------------------------------      ------------------
Jane F. Eagle, Attorney-in-fact              Date